Exhibit 99.1



                           REVOLVING CREDIT AGREEMENT

                                   DATED AS OF

                                  May 14, 2001

                                      AMONG

                        TELEPHONE AND DATA SYSTEMS, INC.,
                                  as Borrower,

                    THE FINANCIAL INSTITUTIONS NAMED HEREIN,

                              FLEET NATIONAL BANK,
                             as Administrative Agent


                       LASALLE BANK NATIONAL ASSOCIATION,
                             as Documentation Agent

                            TD SECURITIES (USA) INC.,
                              as Syndication Agent
                                 and an Arranger

                         TORONTO DOMINION (TEXAS), INC.,
                                    as a Bank

                                       and

                             FLEET SECURITIES, INC.
                                 as an Arranger

                                TABLE OF CONTENTS
                                -----------------
Section                                                                     Page
-------                                                                     ----
1.  DEFINITIONS AND RULES OF INTERPRETATION....................................1
    ----------- --- ----- -- --------------
   1.1.  Definitions...........................................................1
         -----------
   1.2.  Rules of Interpretation..............................................10
         ----- -- --------------
2.  THE REVOLVING CREDIT FACILITIES...........................................11
    --- --------- ------ ----------
   2.1.  Commitment to Lend...................................................11
         ---------- -- ----
   2.2.  Facility Fees; Utilization Fee.......................................12
         -------- ----  ----------- ---
   2.3.  Reduction of ST Commitment and/or MT Commitment......................12
         --------- -- -- ---------- ------ -- ----------
   2.4.  The Notes for the Loans..............................................13
         --- ----- --- --- -----
   2.5.  Notice and Matter of Borrowing or Conversion of Loans; Swing Line....13
         ------ --- ------ -- --------- -- ---------- -- -----  ----- ----
   2.6.  Funds for Loans......................................................14
         ----- --- -----
   2.7.  Mandatory Repayments of Loans........................................15
         --------- ---------- -- -----
   2.8.  Optional Repayments of Loans.........................................15
         -------- ---------- -- -----
   2.9.  Settlements..........................................................16
         -----------
2A.  LETTERS OF CREDIT........................................................17
     ------- -- ------
   2A.1.  Letter of Credit Commitments........................................17
          ------ -- ------ -----------
   2A.2.  Reimbursement Obligations of the Borrower...........................18
          ------------- ----------- -- --- --------
   2A.3.  Letter of Credit Payments...........................................18
          ------ -- ------ --------
   2A.4.  Obligations Absolute................................................19
          ----------- --------
   2A.5.  Reliance by Issuer..................................................19
          -------- -- ------
   2A.6.  Letter of Credit Fee................................................20
          ------ -- ------ ---
3.  INTEREST; CERTAIN GENERAL PROVISIONS......................................20
    --------  ------- ------- ----------
   3.1.  Interest on Loans; Payments of Interest..............................20
         -------- -- -----  -------- -- --------
   3.2.  Interest Period Options..............................................20
         -------- ------ -------
   3.3.  Indemnity............................................................21
         ---------
   3.4.  Funds for Payments...................................................21
         ----- --- --------
   3.5.  Computations.........................................................22
         ------------
   3.6.  Inability to Determine Eurodollar Rate...............................22
         --------- -- --------- ---------- ----
   3.7.  Illegality...........................................................22
         ----------
   3.8.  Additional Costs, Etc................................................23
         ---------- -----  ---
   3.9.  Certificate..........................................................24
         -----------
   3.10.  Capital Adequacy....................................................24
          ------- --------
   3.11.  Interest on Overdue Amounts.........................................24
          -------- -- ------- -------
   3.12.  Payment Date Adjustment for Non-Business Days.......................24
          ------- ---- ---------- --- ------------ ----
4.  REPRESENTATIONS AND WARRANTIES............................................24
    --------------- --- ----------
   4.1.  Corporate Authority..................................................25
         --------- ---------
   4.2.  Governmental Approvals...............................................25
         ------------ ---------
   4.3.  Title to Properties; Leases..........................................25
         ----- -- ----------  ------
   4.4.  Financial Statements; Projections....................................26
         --------- ----------  -----------
   4.5.  No Material Changes, Etc.............................................26
         -- -------- -------  ---
   4.6.  Franchises, Patents, Copyrights, Etc.................................26
         ----------  -------  ----------  ---
   4.7.  No Litigation........................................................26
         -- ----------
   4.8.  No Materially Adverse Contracts, Etc.................................27
         -- ---------- ------- ---------  ---
   4.9.  Compliance With Other Instruments, Laws, Etc.........................27
         ---------- ---- ----- -----------  ----  ---
   4.10.  Tax Status..........................................................27
          --- ------
   4.11.  No Event of Default.................................................27
          -- ----- -- -------
   4.12.  Holding Company and Investment Company Acts.........................27
          ------- ------- --- ---------- ------- ----
   4.13.  Certain Transactions................................................28
          ------- ------------
   4.14.  ERISA Compliance....................................................28
          ----- ----------
   4.15.  Purpose Credit......................................................28
          ------- ------
   4.16.  Environmental Compliance............................................29
          ------------- ----------
   4.17.  Compliance With Fair Labor Standards Act............................29
          ---------- ---- ---- ----- --------- ---
   4.18.  Subsidiaries........................................................30
          ------------

Section                                                                     Page
-------                                                                     ----
   4.19.  Solvency............................................................30
          --------
   4.20.  Disclosure..........................................................30
          ----------
5.  AFFIRMATIVE COVENANTS OF THE BORROWER.....................................31
    ----------- --------- -- --- --------
   5.1.  Punctual Payment.....................................................31
         -------- -------
   5.2.  Maintenance of Office................................................31
         ----------- -- ------
   5.3.  Records and Accounts.................................................31
         ------- --- --------
   5.4.  Financial Statements, Certificates and Information...................31
         --------- ----------  ------------ --- -----------
   5.5.  Corporate Existence; Maintenance of Properties.......................32
         --------- ---------  ----------- -- ----------
   5.6.  Insurance............................................................32
         ---------
   5.7.  Taxes; Etc...........................................................33
         -----  ---
   5.8.  Inspection of Properties and Books...................................33
         ---------- -- ---------- --- -----
   5.9.  Compliance with Laws, Contracts, Licenses, and Permits...............33
         ---------- ---- ----  ---------  --------  --- -------
   5.10.  Pension Plans.......................................................34
          ------- -----
   5.11.  Further Assurances..................................................34
          ------- ----------
   5.12.  Notices.............................................................34
          -------
   5.13.  Fair Labor Standards Act............................................34
          ---- ----- --------- ---
   5.14.  Environmental Events................................................34
          ------------- ------
   5.15.  Notification of Claims..............................................35
          ------------ -- ------
   5.16.  Use of Proceeds.....................................................35
          --- -- --------
   5.17.  Notice of Litigation, Judgment and Material Events..................35
          ------ -- ----------  -------- --- -------- ------
6.  CERTAIN NEGATIVE COVENANTS OF THE BORROWER................................35
    ------- -------- --------- -- --- --------
   6.1.  Indebtedness.........................................................35
         ------------
   6.2.  Restrictions on Liens................................................35
         ------------ -- -----
     6.2.1.  The Borrower.....................................................35
             --- --------
     6.2.2.  Subsidiaries.....................................................37
             ------------
   6.3.  Limitation on Sales, Consolidation, Merger, Etc......................39
         ---------- -- -----  -------------  ------  ---
   6.4.  Federal Regulations..................................................40
         ------- -----------
   6.5.  Restrictions on Ability to Repay Loans...............................40
         ------------ -- ------- -- ----- -----
   6.6.  Employee Benefit Plans...............................................40
         -------- ------- -----
   6.7.  Compliance with Environmental Laws...................................40
         ---------- ---- ------------- ----
   6.8.  Limitation on Sale and Leaseback.....................................42
         ---------- -- ---- --- ---------
7.  FINANCIAL COVENANTS OF THE BORROWER.......................................42
    --------- --------- -- --- --------
   7.1.  Debt to Capitalization Ratio.........................................42
         ---- -- -------------- -----
   7.2.  Interest Coverage Ratio..............................................42
         -------- -------- -----
8.  CLOSING CONDITIONS........................................................42
    ------- ----------
   8.1.  Corporate Action.....................................................42
         --------- ------
   8.2.  Loan Documents.......................................................42
         ---- ---------
   8.3.  Opinion of Borrower's Legal Counsel..................................42
         ------- -- ---------- ----- -------
   8.4.  Certified Copies of Charter Documents................................42
         --------- ------ -- ------- ---------
   8.5.  Incumbency Certificate...............................................42
         ---------- -----------
   8.6.  Good Standing Certificates...........................................42
         ---- -------- ------------
   8.7.  Payment of Fees......................................................43
         ------- -- ----
9.  CONDITIONS TO ALL BORROWINGS..............................................43
    ---------- -- --- ----------
   9.1.  Representations True; No Event of Default............................43
         --------------- ----  -- ----- -- -------
   9.2.  No Legal Impediment..................................................43
         -- ----- ----------
   9.3.  Governmental Regulation..............................................43
         ------------ ----------
   9.4.  Proceedings and Documents............................................43
         ----------- --- ---------
10.  EVENTS OF DEFAULT; ACCELERATION..........................................43
     ------ -- -------  ------------
11.  THE AGENTS...............................................................45
     --- ------
   11.1.  Authorization.......................................................45
          -------------
   11.2.  Employees and Agents................................................45
          --------- --- ------
   11.3.  No Liability........................................................45
          -- ---------
   11.4.  No Representations..................................................46
          -- ---------------
   11.5.  Payments............................................................46
          --------
   11.6.  Holders of Notes....................................................46
          ------- -- -----

                                     -iii-
Section                                                                     Page
-------                                                                     ----
   11.7.  Indemnity...........................................................46
          ---------
   11.8.  Agents as Banks.....................................................46
          ------ -- -----
   11.9.  Resignation.........................................................46
          -----------
   11.10.  Documentation Agent and Syndication Agent..........................47
           ------------- ----- --- ----------- -----
12.  EXPENSES.................................................................47
     --------
13.  INDEMNIFICATION..........................................................47
     ---------------
14.  SURVIVAL OF COVENANTS, ETC...............................................48
     -------- -- ---------  ---
15.  ASSIGNMENT AND PARTICIPATION.............................................48
     ---------- --- -------------
   15.1.  Conditions to Assignment by Banks...................................48
          ---------- -- ---------- -- -----
   15.2.  Certain Representations and Warranties; Limitations; Covenants......48
          ------- --------------- --- ----------  -----------  ---------
   15.3.  Register............................................................49
          --------
   15.4.  New Notes...........................................................49
          --- -----
   15.5.  Participations......................................................50
          --------------
   15.6.  Disclosure..........................................................50
          ----------
   15.7.  Assignee or Participant Affiliated with the Borrower................50
          -------- -- ----------- ---------- ---- --- --------
   15.8.  Miscellaneous Assignment Provisions.................................50
          ------------- ---------- ----------
   15.9.  Assignment by Borrower..............................................51
          ---------- -- --------
16.  NOTICES, ETC.............................................................51
     -------  ---
17.  GOVERNING LAW............................................................51
     --------- ---
18.  HEADINGS.................................................................52
     --------
19.  COUNTERPARTS.............................................................52
     ------------
20.  ENTIRE AGREEMENT, ETC....................................................52
     ------ ---------  ---
21.  WAIVER OF JURY TRIAL.....................................................52
     ------ -- ---- -----
22.  CONSENTS, AMENDMENTS, WAIVERS, ETC.......................................52
     --------  ----------  -------  ---
23.  FCC APPROVAL.............................................................53
     --- --------
24.  SEVERABILITY.............................................................53
     ------------
25.  CONFIDENTIALITY..........................................................53
     ---------------

                                      -iv-
SCHEDULES AND EXHIBITS
----------------------
EXHIBIT A-1:                               Form of ST Note
EXHIBIT A-2:                               Form of MT Note
EXHIBIT B:                                 Form of Loan Request
EXHIBIT C:                                 Form of Compliance Certificate
EXHIBIT D:                                 Form of Opinion of Borrower's Counsel
EXHIBIT E:                                 Form of Assignment and Acceptance

SCHEDULE 1.1(a):                           Commitments
SCHEDULE 1.1(b):                           Eurodollar Lending Offices
SCHEDULE 1.2:                              Margin Percentages
SCHEDULE 4.14:                             Assets and Accrued Benefits
SCHEDULE 4.18:                             Material Subsidiaries
SCHEDULE 6.2.1:                            Existing Liens of Borrower
SCHEDULE 6.2.2:                            Existing Liens of Subsidiaries
SCHEDULE 6.8:                              Sale and Leaseback Transactions

                           REVOLVING CREDIT AGREEMENT
                           --------------------------

     This REVOLVING CREDIT AGREEMENT is made as of the 14th day of May, 2001, by and among TELEPHONE AND DATA SYSTEMS, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 30 N. LaSalle Street, Chicago, Illinois 60602, the financial institutions listed on Schedule 1.1(a) hereto (the "Banks"), FLEET NATIONAL BANK, as administrative agent for the Banks (the "Administrative Agent"), LASALLE BANK NATIONAL ASSOCIATION, as documentation agent for the Banks (the "Documentation Agent"), TD SECURITIES
(USA) INC., as syndication agent for the Banks (the "Syndication Agent") and TORONTO DOMINION (TEXAS), INC., as a Bank.

     Section 1.  DEFINITIONS AND RULES OF INTERPRETATION.
                 ----------- --- ----- -- --------------

     Section 1.1.  Definitions.  The following terms shall have the meanings set
                   -----------
forth in this 1 or elsewhere in the provisions of this Credit Agreement referred to below:

     Administrative Agent.  Fleet National Bank, not in its individual capacity,
     -------------- -----
but acting as agent for the Banks.


     Administrative Agent's Office.  See section 3.4.
     -------------- ------- ------

     Administrative Agent's Special Counsel.  Bingham Dana LLP of Boston,
     -------------- ------- ------- -------
Massachusetts, or such other counsel as may be approved by the Administrative Agent.

     Affiliate.  Any Person that would be  considered  to be an affiliate of the
     ---------
Borrower under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Borrower were issuing securities.

     Agents.  Collectively, the Administrative Agent, the Documentation Agent
     ------
and the Syndication Agent.

     Assignment and Acceptance.  See section 15.1.
     ---------- --- ----------

     Balance Sheet Date.  December 31, 2000.
     ------- ----- ----

     Banks.  The financial institutions listed on Schedule 1.1(a), and any of
     -----
their successors and assigns.

     Base Rate.  The greater of: (a) the  variable per annum rate of interest so
     ---- ----
designated from time to time by the Administrative Agent at its office in Boston, Massachusetts as its "prime rate" minus .50% (i.e., 50 Basis Points), or
(b) the Federal Funds Rate plus .75% (i.e., 75 Basis Points). The "prime rate" is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Changes in the rate of interest resulting from changes in the "prime rate" or the Federal Funds Rate shall take place immediately without notice or demand of any kind.

     Base Rate Loan.  Any Loan bearing interest determined by reference to
     ---- ---- ----
the Base Rate.

     Basis Points.  One one-hundredth of one percent (0.01%).
     ----- ------

                                      -2-
     Borrower.  Telephone and Data Systems, Inc., a Delaware corporation.
     --------

     Business   Day.  Any  day  on  which   banking   institutions   in  Boston,
     --------   ---
Massachusetts, New York, New York and Chicago, Illinois are open for the transaction of banking business.

     Capitalized  Lease. As applied to any Person, any lease of property by such
     -----------  -----
Person as lessee or obligor, the discounted future rental payments under which are required to be capitalized on the balance sheet of such Person in accordance with Generally Accepted Accounting Principles.

     Capitalized Rent. The present value (discounted semi-annually at a discount
     ----------- ----
rate equal to the weighted average rate of interest borne by the Obligations) of the total net amount of rent payable for the remaining term of any lease of property by the Borrower (including any period for which such lease has been extended); provided that no such rental obligation shall be deemed to be Capitalized Rent unless the lease resulted from a Sale and Leaseback Transaction. The total net amount of rent payable under any lease for any period shall be the total amount of the rent payable by the lessee with respect to such period but shall not include amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates, sewer rates and similar charges.

     Closing Date.  May 14, 2001.
     ------- ----

     Code.  The Internal Revenue Code of 1986, as amended and in effect from
     ----
time to time.

     Commitment.  With respect to each Bank, its ST Commitment and its MT
     ----------
Commitment, as in effect from time to time.

     Commitment Percentage.  With respect to each Bank, the percentage set forth
     ---------------------
in the column  labeled  Commitment  Percentage,  opposite  such  Bank's  name on
Schedule 1.1(a) thereto.

     Compliance Certificate.  See section 5.4(c).
     ---------- -----------

     Consolidated  or  consolidated.  With reference to any term defined herein,
     ------------  --  ------------
shall mean that term as applied to the accounts of the Borrower and all of its Subsidiaries, consolidated in accordance with Generally Accepted Accounting Principles.

     Consolidated Capitalization. The sum of (i) Funded Debt of the Borrower and
     ------------ --------------
its Subsidiaries calculated on a consolidated basis, plus (ii) Consolidated Net Worth plus (iii) deferred taxes and deferred investment credit to the extent deducted in calculating Consolidated Net Worth.

     Consolidated  EBITDA. For any period, an amount equal to (a) the sum of (i)
     ------------  ------
Consolidated Net Income for such period, plus (ii) depreciation, amortization and all other non-cash charges deducted from Consolidated Net Income for such period, plus (iii) to the extent deducted in the calculation of Consolidated Net Income, Consolidated Interest Expense and taxes paid or payable for such period.

     Consolidated  Interest  Expense.  For any period,  the aggregate  amount of
     ------------  --------  -------
interest required to be paid or payable in cash by the Borrower or any of its Subsidiaries during such period on all Funded Debt of the Borrower or any of its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capitalized Leases (including, without duplication, the interest for rental payments made with respect to Sale and Leaseback Transactions) and including any Utilization Fee, ST Facility Fee and MT Facility Fee payable pursuant to section 2.2.

                                      -3-
     Consolidated Net Income. For any period, the net income of the Borrower and
     ------------ --- ------
its Subsidiaries for such period, after deduction of all expenses, taxes, and other proper charges for such period, determined on a consolidated basis in accordance with Generally Accepted Accounting Principles, after eliminating therefrom (a) all extraordinary nonrecurring gains or losses, including, without limitation, any gains (or losses) from any sales of assets other than sales in the ordinary course of business, and (b) non-cash dividends or non-cash distributions from Investments.

     Consolidated  Net  Worth.  The excess of  Consolidated  Total  Assets  over
     ------------  ---  -----
Consolidated Total Liabilities.

     Consolidated  Total Assets. All assets of the Borrower and its Subsidiaries
     ------------  ----- ------
determined on a consolidated basis in accordance with Generally Accepted Accounting Principles.

     Consolidated  Total  Liabilities.  All  liabilities of the Borrower and its
     ------------  -----  -----------
Subsidiaries determined on a consolidated basis in accordance with Generally Accepted Accounting Principles (including all Funded Debt and other indebtedness of the Borrower and its Subsidiaries).

     Continuation  Request. A notice given by the Borrower to the Administrative
     ------------  -------
Agent in accordance with section 3.2 pursuant to which the Borrower notifies the Administrative Agent of its election to continue a Loan for a particular Interest Period.

     Credit Agreement.  This Revolving Credit Agreement, including the Schedules
     ------ ---------
and Exhibits hereto.

     Debt Rating.  At the relevant  time of reference  thereto,  the debt rating
     ---- ------
issued by S&P or Moody's with respect to unsecured indebtedness of the Borrower not maturing within twelve months and not by its terms or pursuant to any other contractual arrangement subordinated in right of payment to other indebtedness of the Borrower.

     Default.  See section 10.
     -------

     Dollars.  Dollars in lawful currency of the United States of America.
     -------

     Drawdown Date.  The date on which any Loan is made or is to be made in
     -------- ----
accordance with 2.

     Eligible  Assignee.  Any  of  (a) a  commercial  bank  or  finance  company
     --------  --------
organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $1,000,000,000, calculated in accordance with generally accepted accounting principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; and (e) if, but only if, an Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution approved by the Administrative Agent, such approval not to be unreasonably withheld.

     Environmental Laws.  See section 4.16.
     ------------- ----

     ERISA.  The Employee Retirement Income Security Act of 1974, as amended.
     -----

                                      -4-
     ERISA Affiliate.  Any Person which is treated as a single employer with the
     ----- ---------
Borrower under section 414 of the Code.

     ERISA  Reportable  Event.  A reportable  event with respect to a Guaranteed
     -----  ----------  -----
Pension Plan within the meaning of section 4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

     Eurocurrency Reserve  Requirement.  For any day with respect to a Loan, the
     ------------ -------  -----------
maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Requirement shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Requirement.

     Eurodollar  Business  Day. Any Business Day on which  commercial  banks are
     ----------  --------  ---
open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Administrative Agent in its sole discretion acting in good faith.

     Eurodollar Lending Office. Initially, the office of each Bank designated as
     -------------------------
such on Schedule 1.1(b) hereto and, thereafter, such other office of such Bank, if any, that shall be making or maintaining Loans.

     Eurodollar  Loan.  Any  Loan  bearing  interest  at a  rate  determined  by
     ----------  ----
reference to the Eurodollar Rate.

     Eurodollar Rate. For any Interest Period with respect to a Loan, a rate per
     ---------- ----
annum equal to the quotient (rounded upwards to the next higher 1/16 of one percent) of (a) (i) the rate per annum for deposits in Dollars for a period comparable to such Interest Period which appears on the Telerate Page 3750 as of 11:00 a.m., London time, on the day that is two Eurodollar Business Days prior to the beginning of such Interest Period, or (ii) if such rate specified in clause (i) does not appear on the Telerate Page 3750, the rate at which the Administrative Agent's Eurodollar Lending Office is offered Dollar deposits two Eurodollar Business Days prior to the beginning of such Interest Period in the eurodollar interbank market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted at or about 11:00 a.m., Boston time, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Administrative Agent's Loan to which such Interest Period applies, divided in either case by (b) a number equal to 1.00 minus the Eurocurrency Reserve Requirement.

     Event of Default.  See section 10.
     ----- -- -------

     FCC. The Federal  Communications  Commission  (or any successor agency,
     ---
commission, bureau, department or other political subdivision) of the United States.

     FCC License.  Any license,  permit,  certificate of compliance,  franchise,
     --- -------
approval or authorization granted or issued by the FCC.

     Federal  Funds Rate.  For any day, the rate per annum equal to the weighted
     -------  ----- ----
average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published
for  such   day    (or  if  such  day  is  not  a  Business  Day,  of  the  next

                                      -5-
preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three funds brokers of recognized standing selected by the Administrative Agent.

     Fleet.  Fleet National Bank, in its individual capacity.
     -----

     Funded Debt.  As to any Person and without  duplication,  the amount of (a)
     ------ ----
any obligation of such Person to repay money borrowed, (b) any indebtedness of such Person evidenced by notes (other than short-term trade debt incurred in the ordinary course of business), bonds, debentures or similar instruments, (c) any obligation of others constituting Funded Debt of such other Person which is secured by a lien on the property of such Person or for which such Person is contingently liable, whether or not such obligation is assumed by such Person and (d) all obligations of such Person with respect to Capitalized Leases.

     Funded Debt to  Capitalization  Ratio.  At the  relevant  time of reference
     ------ ---- --  --------------
thereto, the ratio of (a) Funded Debt of the Borrower and its Subsidiaries calculated on a consolidated basis to (b) Consolidated Capitalization.

     Generally Accepted  Accounting  Principles.  Principles that are consistent
     --------- --------  ----------  ----------
with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors in effect for the fiscal year of the Borrower ended on the Balance Sheet Date, and to the extent consistent with such principles, the accounting practice of the Borrower reflected in its financial statements for the year ended on the Balance Sheet Date; provided that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

     Guaranteed Pension Plan. Any pension plan maintained by the Borrower or any
     ---------- ------- ----
of its Subsidiaries, or to which the Borrower or any of its Subsidiaries contributes, that is required to pay plan termination insurance premiums to the PBGC.

     Hazardous Substances.  See section 4.16.
     --------- ----------

     Interest  Coverage Ratio.  For each period  consisting of four  consecutive
     --------  -------- -----
fiscal quarters of the Borrower, the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Interest Expense for such period.

     Interest  Payment Date. (a) As to any  Eurodollar  Loan in respect of which
     --------  ------- ----
the Interest Period, is (i) 3 months or less, the last day of such Interest Period, and (ii) more than 3 months, the date that is 3 months from the Drawdown Date thereof and the last day of such Interest Period, and (b) as to any Base Rate Loan, the last day of each calendar quarter.

     Interest Period.  With respect to each Eurodollar Loan, (a) initially,  the
     -------- ------
period commencing on the date such Loan is made and ending on the last day of a period of either seven (7) days or 1, 2, 3, or 6 months as selected by the Borrower in a Loan Request for any Eurodollar Loan, and (b) thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such Eurodollar Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Continuation Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                                      -6-
     (i) if any Interest Period with respect to any Eurodollar Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

     (ii) if the Borrower shall fail to give a Continuation Request as provided in section 3.2 with respect to any Eurodollar Loan, the Borrower shall be deemed to have requested that a seven (7) day Interest Period apply to such Eurodollar Loan commencing on the last day of the then current Interest Period with respect thereto;

     (iii) any Interest Period that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month unless such Interest Period is a seven day Interest Period;

     (iv) the Borrower may not select an Interest Period for any ST Loan that would extend beyond the scheduled ST Maturity Date; and

     (v) the Borrower may not select an Interest Period for any MT Loan that would extend beyond the scheduled MT Maturity Date.

     Letter of Credit. See section 2A.1(a).
     ------ -- ------

     Letter of Credit  Application.  See  section  2A.1(a).
     ------ -- ------  -----------

     Letter of Credit Fee. See section 2A.6.
     ------ -- ------ ---

     Letter of Credit  Participation.  See  section  2A.1(d).
     ------ -- ------  -------------

     Lien.  Any  mortgage,  deed of trust,  pledge,  hypothecation,  assignment,
     ----
deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a Capitalized Lease, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement naming the owner of the asset to which such Lien relates as debtor.

     Loan Documents.  This Credit Agreement, the Notes, the Letter of Credit
     ---- ---------
Applications and the Letters of Credit.

     Loan Request.  See section 2.5.
     ---- -------

     Loans.  Collectively, the loans advanced to the Borrower by the Banks
     -----
pursuant to this Credit Agreement.

     Majority  Banks.  As of any date,  any two or more Banks  holding more than
     --------  -----
fifty percent (50%) of the outstanding principal amount of the Notes on such date, and if no such principal is outstanding, any two or more Banks whose aggregate Commitments constitute more than fifty percent (50%) of the Total Commitment.

                                      -7-
     Material  Adverse Change.  Any event,  development,  change or circumstance
     --------  ------- ------
that, either individually or when taken together with any such other event, change or the like, (a) materially adversely affects or could be reasonably expected to materially adversely affect, the financial condition or business of the Borrower and its Subsidiaries, taken as a whole, (b) materially adversely affects or could be reasonably expected to materially adversely affect, the ability of the Borrower to perform any of its payment or other obligations under this Credit Agreement or any of the other Loan Documents, or (c) materially impairs, or could be reasonably expected to materially impair, the validity or enforceability of this Credit Agreement or any of the other Loan Documents or any of the rights or remedies of the Agents or the Banks thereunder.

     Material Subsidiaries.   Those Subsidiaries listed on Schedule 4.18.
     -------- ------------

     Maximum Drawing Amount. The maximum aggregate amount that the beneficiaries
     ------- ------- ------
may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

     Moody's.  Moody's Investors Service, Inc.
     -------

     MT  Commitment.  With  respect  to each  Bank,  the amount set forth in the
     --  ----------
column labeled MT Commitment, opposite such Bank's name on Schedule 1.1(a) hereto, as the same may be reduced from time to time.

     MT Commitment  Percentage.  With respect to each Bank,  the  percentage set
     -- ----------  ----------
forth in the column labeled MT Commitment Percentage, opposite such Bank's name on Schedule 1.1(a) hereto.

     MT Facility Fee.  See section 2.2(b).
     -- -------- ---

     MT Loans.  Collectively,  the loans  advanced to the  Borrower by the banks
     -- -----
pursuant to section 2.1(b) of this Credit Agreement.

     MT  Margin  Percentage.  At the  relevant  time of  reference  hereto,  the
     --  ------  ----------
applicable rate per annum, expressed in Basis Points, set forth in the table attached hereto as Schedule 1.2 beneath the column for the applicable Debt Rating in the row labeled MT Margin Percentage.

     MT Maturity Date. June 7, 2002; provided that in any case, if earlier,  the
     -- -------- ----
MT Maturity Date shall be deemed to occur on the date on which the outstanding MT Loans hereunder are declared or become due and payable pursuant to the terms of this Credit Agreement, including, without limitation, pursuant to section
6.2.2 and/or section 10 hereof, or on which the Total MT Commitment is terminated.

     MT Notes.  The promissory  notes issued  pursuant to section 2.4(b) of this
     -- -----
Credit Agreement evidencing the MT Loans.

     Multiemployer  Plan. Any  multiemployer  plan within the meaning of section
     -------------  ----
3(37) of ERISA maintained or contributed to by any of the Borrowers or any ERISA Affiliate.

     Note Record. The grid attached to a Note, or the continuation of such grid,
     ---- ------
or any other similar record maintained by the Bank holding such Note with respect to any Loan.

     Notes.  The  promissory  notes  (including  the ST Notes  and the MT Notes)
     -----
issued pursuant to section 2.4 of this Credit Agreement evidencing the Loans.

     Obligations. All indebtedness,  obligations and liabilities of the Borrower
     -----------
and its Subsidiaries to the Banks, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Applications, Letters of Credit or other instruments at any time evidencing any thereof.

     Outstanding or outstanding. With respect to the Loans, the aggregate unpaid
     ----------- -- -----------
principal thereof as of any date of determination.

     PBGC. The Pension Benefit  Guaranty  Corporation  created by section 4002
     ----
of ERISA and any successor entity or entities having similar responsibilities.

     Person.  Any  individual,   corporation,   partnership,  limited  liability
     ------
company, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     Proprietary Rights.  See section 4.6.
     ----------- ------

     Real Estate.  All real property at any time owned or leased by the Borrower
     ---- ------
or any of its Subsidiaries.

     Register.  See section 15.3.
     --------

     Reimbursement  Obligation.  The Borrower's  obligation to reimburse the
     -------------  ----------
Administrative Agent and the Banks on account of any drawing under any Letter of Credit as provided in section 2A.2.

     S&P.  Standard & Poor's Rating Group, Inc.
     ---

     Sale.  Any sale,  transfer or other  disposition  of assets  (other than by
     ----
means of a simultaneous exchange of assets of a similar type and having a comparable value), whether in one transaction or a series of related transactions, if the assets so transferred have a value taken at the greater of
(i) fair value (which shall be the price at which the Board of Directors of the relevant Person shall have agreed to sell such assets in an arm's length transaction to a third party buyer which is not an Affiliate) or (ii) book value, as of the date of reference thereto, in excess of five percent (5%) of the Consolidated Net Worth of the Borrower.

     Sale and Leaseback Transaction.  Any arrangement with any Person other than
     ---- --- --------- -----------
a Tax Consolidated Subsidiary providing for the leasing (as lessee) by the Borrower of any property (except for temporary leases for a term, including any renewal thereof, of not more than three (3) years (provided that any such temporary lease may be for a term of up to five (5) years if (a) the Board of Directors reasonably finds such term to be in the best interest of the Borrower and (b) the primary purpose of the transaction of which such lease is a part is not to provide funds to or financing for the Borrower)), which property has been or is to be sold or transferred by the Borrower (i) to any subsidiary of the Borrower in contemplation of or in connection with such arrangement or (ii) to such other Person.

     Settlement.  The making or receiving of payments,  in immediately available
     ----------
funds, by the Banks, to the extent necessary to cause each Bank's actual share of the outstanding amount of MT Loans (after giving effect to any Loan Request) to be equal to such Bank's MT Commitment

Percentage of the outstanding amount of such MT Loans (after giving effect to any Loan Request), in any case where, prior to such event or action, the actual share is not so equal.

     Settlement Amount.  See section 2.9(a).
     ---------- ------

     Settlement  Date.  (a) The Drawdown Date relating to any Loan Request,  (b)
     ----------  ----
Friday of each week, or if a Friday is not a Business Day, the Business Day immediately following such Friday, (c) at the option of the Administrative Agent, on any Business Day following a day on which the account officers of the Administrative Agent active upon the Borrower's account become aware of the existence of an Event of Default, (d) any Business Day on which the amount of MT Loans outstanding from Fleet plus Fleet's MT Commitment Percentage of the sum of the Maximum Drawing Amount and any Unpaid Reimbursement Obligations is equal to or greater than Fleet's MT Commitment Percentage of the Total MT Commitment, (e) the Business Day immediately following any Business Day on which the amount of MT Loans outstanding increases or decreases by more than $10,000,000 as compared to the previous Settlement Date, (f) any day on which any conversion of a Base Rate Loan to a Eurodollar Loan occurs, or (g) any Business Day on which (i) the amount of outstanding MT Loans decreases and (ii) the amount of the Administrative Agent's MT Loans outstanding equals zero Dollars ($0).

     Settling Bank.  See section 2.9(a).
     -------- ----

     ST  Commitment.  With  respect  to each  Bank,  the amount set forth in the
     --  ----------
column labeled ST Commitment, opposite such Bank's name on Schedule 1.1(a) hereto, as the same may be reduced from time to time.

     ST Commitment  Percentage.  With respect to each Bank,  the  percentage set
     -- ----------  ----------
forth in the column labeled ST Commitment Percentage, opposite such Bank's name on Schedule 1.1(a) hereto.

     ST Facility Fee.  See section 2.2(a).
     -- -------- ---

     ST Loans.  Collectively,  the loans  advanced to the  Borrower by the banks
     -- -----
pursuant to section 2.1(a) of this Credit Agreement.

     ST  Margin  Percentage.  At the  relevant  time of  reference  hereto,  the
     --  ------  ----------
applicable rate per annum, expressed in Basis Points, set forth in the table attached hereto as Schedule 1.2 beneath the column for the applicable Debt Rating in the row labeled ST Margin Percentage.

     ST Maturity Date. May 10, 2002; provided that in any case, if earlier,  the
     -- -------- ----
ST Maturity Date shall be deemed to occur on the date on which the outstanding ST Loans hereunder are declared or become due and payable pursuant to the terms of this Credit Agreement, including, without limitation, pursuant to section
6.2.2 and/or section 10 hereof, or on which the Total ST Commitment is terminated.

     ST Notes.  The promissory  notes issued  pursuant to section 2.4(a) of this
     -- -----
Credit Agreement evidencing the ST Loans.

     Subsidiary. Any corporation,  association,  trust, or other business entity
     ----------
of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

     Tax Consolidated Subsidiary.  Any subsidiary of the Borrower with which, at
     --- ------------ ----------
the time a Sale and Leaseback Transaction is entered into by the Borrower, the Borrower would be entitled to file a consolidated federal income tax return.

     Telerate  Page 3750.  The  display  page  designated  3750 on the Dow Jones
     --------  ---- ----
Telerate Service (or such other page as may replace that page on that service, or such other service as may replace the Dow Jones Telerate Service as a customary reference for interest rates).

     Total Commitment.  The sum of the Total MT Commitment and the Total ST
     ----- ----------
Commitment, as in effect from time to time.

     Total MT Commitment.  The sum of the MT Commitments of the Banks, as in
     ----- -- ----------
effect from time to time.

     Total ST Commitment.  The sum of the ST Commitments of the Banks, as in
     ----- -- ----------
effect from time to time.

     Uniform Customs.  See section 2A.1(c).
     ------- -------

     Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the
     ------ ------------- ----------
Borrower does not reimburse the Administrative Agent and the Banks on the date specified in, and in accordance with, section 2A.2.

     Utilization Amount. As of any date, the sum of (i) the Loans outstanding on
     ----------- ------
such date plus (ii) the Maximum Drawing Amount as of such date plus (iii) the Unpaid Reimbursement Obligations as of such date.

     Utilization Fee.  See section 2.2(c).
     ----------- ---

     Voting Stock. Stock or similar interests,  of any class or classes (however
     ------ -----
designated), the holders of which are at the time entitled, as such holders, to vote for the election of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

     Section 1.2. Rules of Interpretation.
                  ----- -- --------------
     (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

     (b) The singular includes the plural and the plural includes the singular.

     (c) A reference to any law includes any amendment or modification to such law.

     (d) A reference to any Person includes its permitted successors and permitted assigns.

     (e) Accounting terms not otherwise defined herein have the meanings assigned to them by Generally Accepted Accounting Principles applied on a consistent basis by the accounting entity to which they refer.

     (f) The words "include", "includes" and "including" are not limiting.

     (g) All terms not specifically defined herein or by Generally Accepted Accounting Principles, which terms are defined in the Uniform Commercial Code as in effect in Massachusetts, have the meanings assigned to them therein.

     (h) Reference to a particular "section " refers to that section of the agreement in which such reference appears unless otherwise indicated.

     (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to the agreement in which they appear as a whole and not to any particular section or subdivision of that agreement unless otherwise specifically indicated.

     (j) The Section references and defined terms set forth in parentheticals at the end of certain definitions in section 1.1 are intended for convenience of reference only to cite to other sections of this Credit Agreement where such terms are used and shall not define or limit the defined terms set forth in section 1.1.

     Section 2.  THE REVOLVING CREDIT FACILITIES.
                 --- --------- ------ ----------

     Section 2.1.  Commitment to Lend.
                   ---------- -- ----
     (a) Subject to the terms and conditions set forth in this Credit Agreement, each of the Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time between the date of this Credit Agreement and the ST Maturity Date upon notice by the Borrower to the Administrative Agent given in accordance with section 2.5 such sums as requested by the Borrower up to a maximum aggregate principal amount outstanding (after giving effect to all ST Loans then being requested) at any one time equal to such Bank's ST Commitment, provided that the sum of the outstanding amount of the ST Loans (after giving effect to all amounts then being requested) shall not exceed the Total ST Commitment. The ST Loans shall be made pro rata in accordance with each Bank's ST Commitment Percentage. Each request for a ST Loan shall constitute a representation by the Borrower that the conditions set forth in section 8 and section 9, in the case of the initial ST Loans to be made on the Closing Date, and section 9, in the case of all other ST Loans, have been satisfied on the date of such request.

     (b) Subject to the terms and conditions set forth in this Credit Agreement, each of the Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time between the date of this Credit Agreement and the MT Maturity Date upon notice by the Borrower to the Administrative Agent given in accordance with section 2.5 such sums as requested by the Borrower up to a maximum aggregate principal amount outstanding (after giving effect to all MT Loans then being requested) at any one time equal to such Bank's MT Commitment minus such Bank's MT Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, provided that the sum of the outstanding amount of the MT Loans (after giving effect to all MT Loans then being requested) plus the Maximum Drawing Amount plus all Unpaid Reimbursement Obligations shall not exceed the Total MT Commitment. The MT Loans shall be made pro rata in accordance with each Bank's MT Commitment Percentage. Each request for a MT Loan shall constitute a representation by the Borrower that the conditions set forth in section 8 and section 9, in the case of the initial MT Loans to be made on the Closing Date, and section 9, in the case of all other MT Loans, have been satisfied on the date of such request.

     Section 2.2. Facility Fees; Utilization Fee.
                  -------- ----  ----------- ---
     (a) The Borrower agrees to pay to the Administrative Agent for the accounts of the Banks in accordance with their respective ST Commitment Percentages a facility fee (the "ST Facility Fee") calculated daily on the Total ST Commitment in effect on such date at the per annum rate equal to that amount set forth on
Schedule 1.2 in the row headed ST Facility Fee beneath the column for the Debt Rating in effect for such date. The amount of such ST Facility Fee shall be payable quarterly in arrears on the last day of each March, June, September and December and on the ST Maturity Date for the calendar quarter, or portion thereof, then ended.

     (b) The Borrower agrees to pay to the Administrative Agent for the accounts of the Banks in accordance with their respective MT Commitment Percentages a facility fee (the "MT Facility Fee") calculated daily on the Total MT Commitment in effect on such date at the per annum rate equal to that amount set forth on
Schedule 1.2 in the row headed MT Facility Fee beneath the column for the Debt Rating in effect for such date. The amount of such MT Facility Fee shall be payable quarterly in arrears on the last day of each March, June, September and December and on the MT Maturity Date for the calendar quarter, or portion thereof, then ended.

     (c) The Borrower agrees to pay to the Administrative Agent for the accounts of the Banks in accordance with their respective Commitment Percentages a utilization fee (the "Utilization Fee") calculated daily on the Utilization Amount at the per annum rate equal to one-eighth of one percent (0.125%) for each day on which the Utilization Amount exceeds the product of (A) 0.33 multiplied by (B) the Total Commitment in effect on such date. The amount of such Utilization Fee shall be payable quarterly in arrears on the last day of each March, June, September and December, on the ST Maturity Date and on the MT Maturity Date for the calendar quarter of the Borrower, or portion thereof, then ended.

     Section 2.3. Reduction of ST Commitment and/or MT Commitment.
                  --------- -- -- ---------- ------ -- ----------
     (a) The Borrower shall have the right at any time and from time to time upon five (5) Business Days' written notice to the Administrative Agent to reduce by $5,000,000 or an integral multiple of $1,000,000 in excess thereof or terminate entirely the unborrowed portion of the Total ST Commitment, whereupon the ST Commitments of the Banks shall be reduced pro rata in accordance with their respective ST Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this section 2.3(a), the Administrative Agent will notify the Banks of the substance thereof. No reduction of the ST Commitments of the Banks may be reinstated. Upon the effective date of any such termination, the Borrower shall pay to the Administrative Agent for the respective accounts of the Banks the full amount of any ST Facility Fee then accrued.

     (b) The Borrower shall have the right at any time and from time to time upon five (5) Business Days' written notice to the Administrative Agent to reduce by $5,000,000 or an integral multiple of $1,000,000 in excess thereof or terminate entirely the unborrowed portion of the Total MT Commitment, whereupon the MT Commitments of the Banks shall be reduced pro rata in accordance with their respective MT Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this section 2.3(b), the Administrative Agent will notify the Banks of the substance thereof. No reduction of the MT Commitments of the Banks may be reinstated. Upon the effective date of any such termination, the Borrower shall pay to the Administrative Agent for the respective accounts of the Banks the full amount of any MT Facility Fee then accrued.

     Section 2.4. The Notes for the Loans.
                  --- ----- --- --- -----
     (a) The ST Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit A-1 hereto (each an "ST Note"), dated the Closing Date and completed with appropriate insertions. One ST Note shall be payable to the order of each Bank in a principal amount equal to such Bank's ST Commitment or, if less, the outstanding amount of all ST Loans made by such Bank, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of receipt of any payment of principal on such Bank's ST Note, an appropriate notation reflecting such payment on the Note Record attached to such Bank's ST Note. The outstanding amount of the Loans set forth on such Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any ST Note to make payments of principal of or interest on any ST Note when due.

     (b) The MT Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit A-2 hereto (each an "MT Note"), dated the Closing Date and completed with appropriate insertions. One MT Note shall be payable to the order of each Bank in a principal amount equal to such Bank's MT Commitment or, if less, the outstanding amount of all MT Loans made by such Bank, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of receipt of any payment of principal on such Bank's MT Note, an appropriate notation reflecting such payment on the Note Record attached to such Bank's MT Note. The outstanding amount of the Loans set forth on such Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any MT Note to make payments of principal of or interest on any MT Note when due.

     (c) Upon receipt of any affidavit of any officer of a Bank as to the loss, theft, destruction or mutilation of one its Notes, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note, the Borrower will issue, in lieu thereof, a replacement Note in the same principal amount thereof and otherwise of like tenor.

     Section 2.5.  Notice and Matter of Borrowing or Conversion of Loans;
                   ------ --- ------ -- --------- -- ---------- -- -----
                   Swing Line.
                   ----- ----
     (a) Whenever the Borrower desires to obtain a Loan hereunder or to convert an outstanding Loan into a Loan of another type provided for in this Credit Agreement, the Borrower shall give to the Administrative Agent written notice in the form of Exhibit B hereto (or telephonic notice confirmed in a writing in the form of Exhibit B hereto), which written notice must be received by the Administrative Agent no later than (i) 11:00 a.m., Boston time, on the day on which the requested Loan is to be made or converted to a Base Rate Loan, and
(ii) 11:00 a.m., Boston time, on the date two (2) Eurodollar Business Days before the day on which the requested Loan is to be made or converted to a Eurodollar Loan. Each such notice (a "Loan Request") shall specify the type of Loan (i.e., ST Loan or MT Loan), the Drawdown Date, or (as the case may be) the date of conversion, and principal amount of each Loan or the principal portion thereof to be converted, the interest rate option to be applicable thereto, and the duration of the applicable Interest Period, if any (subject in any case to the provisions of the definition of the term "Interest Period") and shall be substantially in the form of Exhibit B; provided, however, that when any Default or Event of Default is continuing, no Base Rate Loan may be converted into a Eurodollar Loan.

     (b) Promptly upon receipt of any such Loan Request, the Administrative Agent shall notify each of the Banks of the substance thereof. Each Loan Request shall be irrevocable and binding on the Borrower, and shall obligate the Borrower to accept the Loan of the type requested from the Banks on the proposed Drawdown Date or (as the case may be) to convert the Loan or a portion thereof as requested. Each Loan Request shall be in a minimum amount of $3,000,000 or an integral multiple of $250,000 in excess thereof.

     (c) Notwithstanding the notice and minimum amount requirements set forth in section 2.5(a) but otherwise in accordance with the terms and conditions of this Credit Agreement, the Administrative Agent may, in its sole discretion and without conferring with the Banks, make MT Loans to the Borrower in an aggregate principal amount not to exceed $20,000,000. The Borrower acknowledges and agrees that the making of such MT Loans shall, in each case, be subject in all respects to the provisions of this Credit Agreement as if they were MT Loans covered by a Loan Request including, without limitation, the limitations set forth in section
2.1 and the requirements that the applicable provisions of section 8 (in the case of MT Loans made on the Closing Date) and section 9 be satisfied. All actions taken by the Administrative Agent pursuant to the provisions of this section 2.5(c) shall be conclusive and binding on the Borrower and the Banks absent the Administrative Agent's gross negligence or willful misconduct. MT Loans made pursuant to this section 2.5(c) shall be Base Rate Loans until converted in accordance with the provisions of the Credit Agreement and, prior to a Settlement, such interest shall be for the account of the Administrative Agent.

     Section 2.6. Funds for Loans.
                  ----- --- -----
     (a) Not later than 11:00 a.m. (Boston time) on the proposed Drawdown Date of any Loans, each of the Banks, severally, will make available to the Administrative Agent, at its head office, in immediately available funds, the amount of such Bank's ST Commitment Percentage of the amount of the requested ST Loans and/or such Bank's MT Commitment Percentage of the requested MT Loans (as applicable). Upon receipt from each Bank of such amount, and upon receipt of the documents required by section 8 and 9 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make the aggregate amount of such Loans available to the Borrower. The failure or refusal of any Bank to make available to the Administrative Agent at the aforesaid time on any Drawdown Date the amount of its ST Commitment Percentage of the amount of the requested ST Loans and/or its MT Commitment Percentage of the requested MT Loans (as applicable) shall not relieve any other Bank from its several obligation hereunder to make available to the Administrative Agent the amount of such Bank's ST Commitment Percentage of the amount of the requested ST Loans and/or such Bank's MT Commitment Percentage of the requested MT Loans (as applicable).

     (b) The Administrative Agent may (unless notified to the contrary by any Bank prior to a Drawdown Date) assume that each Bank has made available to the Administrative Agent on such Drawdown Date the amount of such Bank's ST Commitment Percentage of the amount of the requested ST Loans and/or such Bank's MT Commitment Percentage of the requested MT Loans (as applicable) to be made on such Drawdown Date, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Administrative Agent such amount advanced by the Administrative Agent on a date after such Drawdown Date, such Bank shall pay to the Administrative Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause
(iii) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (ii) the amount of such Bank's ST Commitment
Percentage of the amount of such ST Loans and/or such Bank's MT Commitment Percentage of such MT Loans (as applicable), times (iii) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Bank's ST Commitment Percentage of the amount of such ST

Loans and/or such Bank's MT Commitment Percentage of such MT Loans (as applicable) shall become immediately available to the Administrative Agent, and the denominator of which is 360. If the amount of such Bank's ST Commitment
Percentage of the amount of such ST Loans and/or such Bank's MT Commitment Percentage of such MT Loans (as applicable) is not made available to the Administrative Agent by such Bank within three (3) Business Days of such Drawdown Date, the Administrative Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Loans made on such Drawdown Date. A statement of the Administrative Agent submitted to any Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Bank.

     Section 2.7. Mandatory Repayments of Loans.
                  --------- ---------- -- -----
     (a) The Borrower promises to pay the outstanding amount of all ST Loans on the ST Maturity Date. In addition, if at any time the outstanding amount of the ST Loans exceeds the Total ST Commitment, then the Borrower shall immediately pay the amount of such excess to the Administrative Agent for application to the ST Loans. Each prepayment of ST Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Banks' ST Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

     (b) The Borrower promises to pay the outstanding amount of all MT Loans on the MT Maturity Date. In addition, if at any time the outstanding amount of the MT Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the Total MT Commitment at such time, then the Borrower shall immediately pay the amount of such excess to the Administrative Agent for application: first, to any Unpaid Reimbursement Obligations; second, to the MT Loans; and third, to provide to the Administrative Agent cash collateral for Reimbursement Obligations as contemplated by section 2A.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of MT Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Banks' MT Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

     Section 2.8.  Optional  Repayments  of Loans.  The Borrower  shall have the
                   --------  ----------  -- -----
right, at its election, to repay the outstanding amount of any Loans, as a whole or in part, at any time without penalty or premium; provided that in the case of any full or partial prepayment of the outstanding amount of any Loans prior to the end of the Interest Period applicable thereto, the Borrower shall be obligated to reimburse the Banks in respect thereof pursuant to section 3.3. The Borrower shall give the Administrative Agent, no later than 11:00 a.m. (Boston time), at least two (2) Eurodollar Business Days' notice of any proposed repayment of Loans, in each case specifying the proposed date of repayment and the principal amount to be paid, which notice, if not in writing, shall be promptly confirmed in writing. Each such partial payment of ST Loans shall be in a minimum amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof. Each such partial payment of MT Loans shall be in a minimum amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof. Each repayment pursuant to this section 2.8 shall be accompanied by the payment of accrued interest on the principal repaid to the date of payment. Each such partial repayment of ST Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's ST Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion. Each such partial repayment of MT Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's MT Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

     Section 2.9. Settlements.
                  -----------
     (a) General.  On each Settlement Date, the Administrative  Agent shall, not
         -------
later than 11:00 a.m. (Boston time), give telephonic or facsimile notice (a) to the Banks and the Borrower of the respective outstanding amount of MT Loans made by the Administrative Agent on behalf of the Banks from the immediately preceding Settlement Date through the close of business on the prior day and the amount of any Eurodollar Loans to be made (following the giving of notice pursuant to section 2.5(a)(ii)) on such date pursuant to a Loan Request and (b) to the Banks of the amount (a "Settlement Amount") that each Bank (a "Settling Bank") shall pay to effect a Settlement of any MT Loan. A statement of the Administrative Agent submitted to the Banks and the Borrower or to the Banks with respect to any amounts owing under this section 2.9 shall be prima facie evidence of the amount due and owing. Each Settling Bank shall, not later than 3:00 p.m. (Boston time) on such Settlement Date, effect a wire transfer of immediately available funds to the Administrative Agent in the amount of the Settlement Amount for such Settling Bank. All funds advanced by any Bank as a Settling Bank pursuant to this section 2.9 shall for all purposes be treated as an MT Loan made by such Settling Bank to the Borrower and all funds received by any Bank pursuant to this section 2.9 shall for all purposes be treated as repayment of amounts owed with respect to MT Loans made by such Bank. In the event that any bankruptcy, reorganization, liquidation, receivership or similar cases or proceedings in which the Borrower is a debtor prevents a Settling Bank from making any MT Loan to effect a Settlement as contemplated hereby, such Settling Bank will make such dispositions and arrangements with the other Banks with respect to such MT Loans, either by way of purchase of participations, distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Bank's share of the outstanding MT Loans being equal, as nearly as may be, to such Bank's MT Commitment Percentage of the outstanding amount of the MT Loans.

     (b) Failure to Make Funds Available.  The Administrative  Agent may, unless
         ------- -- ---- ----- ---------
notified to the contrary by any Settling Bank prior to a Settlement Date, assume that such Settling Bank has made or will make available to the Administrative Agent on such Settlement Date the amount of such Settling Bank's Settlement Amount, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Settling Bank makes available to the Administrative Agent such amount on a date after such Settlement Date, such Settling Bank shall pay to the Administrative Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (ii) the amount of such Settlement Amount, times (iii) a fraction, the numerator of which is the number of days that elapse from and including such Settlement Date to the date on which the amount of such Settlement Amount shall become immediately available to the Administrative Agent, and the denominator of which is 360. A statement of the Administrative Agent submitted to such Settling Bank with respect to any amounts owing under this section 2.9(b) shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Settling Bank. If such Settling Bank's Settlement Amount is not made available to the Administrative Agent by such Settling Bank within three (3) Business Days following such Settlement Date, the Administrative Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the MT Loans as of such Settlement Date.

     (c) No Effect on Other Banks.  The failure or refusal of any Settling  Bank
         -- ------ -- ----- -----
to make available to the Administrative Agent at the aforesaid time and place on any Settlement Date the amount of such Settling Bank's Settlement Amount shall not (a) relieve any other Settling Bank from its several obligations hereunder to make available to the Administrative Agent the amount of such other Settling Bank's Settlement Amount or (b) impose upon any Bank, other than the Settling Bank so failing or refusing, any liability with respect to such failure or refusal or otherwise increase the MT Commitment of such other Bank.

     Section 2A. LETTERS OF CREDIT.
                 ------- -- ------
     Section 2A.1. Letter of Credit Commitments.
                   ------ -- ------ -----------
     (a)  Commitment  to Issue  Letters  of  Credit.  Subject  to the  terms and
          ----------  -- -----  -------  --  ------
conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Administrative Agent's customary form (a "Letter of Credit Application"), the Administrative Agent on behalf of the Banks and in reliance upon the agreement of the Banks set forth in section 2A.1(d) and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more standby or documentary letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the Borrower and agreed to by the Administrative Agent; provided, however, that, after giving effect to such request, (i) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $50,000,000 at any one time and (ii) the sum of (A) the Maximum Drawing Amount on all Letters of Credit, (B) all Unpaid Reimbursement Obligations, and (C) the amount of all MT Loans outstanding shall not exceed the Total MT Commitment at such time.

     (b) Letter of Credit Applications.  Each Letter of Credit Application shall
         ------ -- ------ ------------
be completed to the satisfaction of the Administrative Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

     (c) Terms of Letters of Credit.  Each Letter of Credit issued,  extended or
         ----- -- ------- -- ------
renewed hereunder shall, among other things, (i) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (ii) have an expiry date no later than the date which is fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the MT Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Administrative Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit (the "Uniform Customs") or, in the case of a standby Letter of Credit, either the Uniform Customs or the International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590, or any successor code of standby letter of credit practices among banks adopted by the Administrative Agent in the ordinary course of its business as a standby letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

     (d) Reimbursement  Obligations of Banks. Each Bank severally agrees that it
         -------------  ----------- -- -----
shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's MT Commitment Percentage, to reimburse the Administrative Agent on demand for the amount of each draft paid by the Administrative Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to section 2A.2 (such agreement for a Bank being called herein the "Letter of Credit Participation" of such Bank).

     (e)  Participations  of Banks.  Each such  payment  made by a Bank shall be
          --------------  -- -----
treated as the purchase by such Bank of a participating interest in the Borrower's Reimbursement Obligation under section 2A.2 in an amount equal to such payment. Each Bank shall share in accordance with its participating interest in any interest which accrues pursuant to section 2A.2.

     Section 2A.2. Reimbursement Obligations of the Borrower. In order to induce
                   ------------- ----------- -- --- --------
the Administrative Agent to issue, extend and renew each Letter of Credit and the Banks to participate therein, the Borrower hereby agrees to reimburse or pay to the Administrative Agent, for the account of the Administrative Agent or (as the case may be) the Banks, with respect to each Letter of Credit issued, extended or renewed by the Administrative Agent hereunder,

     (a) except as otherwise expressly provided in section 2A.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by the Administrative Agent, or the Administrative Agent otherwise makes a payment with respect thereto, (i) the amount paid by the Administrative Agent under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Administrative Agent or any Bank in connection with any payment made by the Administrative Agent or any Bank under, or with respect to, such Letter of Credit,

     (b) upon the reduction (but not termination) of the Total MT Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Administrative Agent for the benefit of the Banks and the Administrative Agent as cash collateral for all Reimbursement Obligations, and

     (c) upon the termination of the Total MT Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with section 10, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Administrative Agent for the benefit of the Banks and the Administrative Agent as cash collateral for all Reimbursement Obligations.

     Each such payment shall be made to the Administrative Agent at the Administrative Agent's Office in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrower under this section 2A.2 at any time from the date such amounts become due and payable (whether as stated in this section 2A.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Administrative Agent on demand at the rate specified in section 3.11 for overdue principal on the MT Loans.

     Section 2A.3. Letter of Credit Payments. If any draft shall be presented or
                   ------ -- ------ --------
other demand for payment shall be made under any Letter of Credit, the Administrative Agent shall notify the Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrower fails to reimburse the Administrative Agent as provided in section 2A.2 on or before the date that such draft is paid or other payment is made by the Administrative Agent, the Administrative Agent may at any time thereafter notify the Banks of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Bank shall make available to the Administrative Agent, at the Administrative Agent's Office, in immediately available funds, such Bank's MT Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (a) the average, computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (b) the amount equal to such Bank's MT Commitment Percentage of such Unpaid Reimbursement Obligation, times
(c) a fraction, the numerator of which is the number of days that elapse from and including the date the Administrative Agent paid the draft presented for honor or otherwise made payment to the date on which such Bank's MT Commitment Percentage of such Unpaid Reimbursement Obligation shall become immediately available to the Administrative Agent, and the denominator of which is 360. The responsibility of the Administrative Agent to the Borrower and the Banks shall be only to exercise reasonable care and to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

     Section 2A.4.  Obligations Absolute.  The Borrower's obligations under this
                    ----------- --------
section 2A shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Administrative Agent, any Bank or any beneficiary of a Letter of Credit. The Borrower further agrees with the Administrative Agent and the Banks that the Administrative Agent and the Banks shall not be responsible for, and the Borrower's Reimbursement Obligations under section 2A.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Administrative Agent and the Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Administrative Agent or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrower and shall not result in any liability on the part of the Administrative Agent or any Bank to the Borrower.

     Section  2A.5.  Reliance  by Issuer.  To the extent not  inconsistent  with
                     --------  -- ------
section 2A.4, the Administrative Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Majority Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Majority Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Notes or of a Letter of Credit Participation.

     Section 2A.6.  Letter of Credit Fee. The Borrower  shall pay a fee (in each
                    ------ -- ------ ---
case, a "Letter of Credit Fee") to the Administrative Agent in respect of each Letter of Credit in (a) an amount equal to the per annum rate set forth on
Schedule 1.2 in the applicable row headed MT Margin Percentage beneath the column for the Debt Rating in effect for such date on the face amount of such Letter of Credit for the accounts of the Banks in accordance with their respective MT Commitment Percentages and (b) an amount equal to one-tenth of one percent (0.10%) per annum on the face amount of such Letter of Credit for the account of the Administrative Agent as a fronting fee. The accrued Letter of Credit Fee shall be payable, quarterly in arrears, on the last day of each March, June, September and December and on the MT Maturity Date for the calendar quarter, or portion thereof, then ended. In respect of each Letter of Credit, the Borrower shall also pay to the Administrative Agent for the Administrative Agent's own account, at such other time or times as such charges are customarily made by the Administrative Agent, the Administrative Agent's customary issuance, amendment, negotiation or document examination and other administrative fees as in effect from time to time.

     Section 3.  INTEREST; CERTAIN GENERAL PROVISIONS.
                 --------  ------- ------- ----------

     Section 3.1.  Interest on Loans; Payments of Interest.
                   -------- -- -----  -------- -- --------
     (a) Except as otherwise provided by section 3.11 hereof, each Base Rate Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate in effect from time to time, which rate shall change contemporaneously with any change in the Base Rate.

     (b) Except as otherwise provided by section 3.11 hereof, each ST Loan that is a Eurodollar Loan shall bear interest on the outstanding principal amount thereof, for each Interest Period applicable thereto, at a rate per annum equal to the Eurodollar Rate determined for such Interest Period, plus the applicable ST Margin Percentage as in effect on the first day of such Interest Period.

     (c) Except as otherwise provided by section 3.11 hereof, each MT Loan that is a Eurodollar Loan shall bear interest on the outstanding principal amount thereof, for each Interest Period applicable thereto, at a rate per annum equal to the Eurodollar Rate determined for such Interest Period, plus the applicable MT Margin Percentage as in effect on the first day of such Interest Period.

     (d) The Borrower absolutely and unconditionally promises to pay all interest accrued on each Loan in arrears on each Interest Payment Date with respect thereto.

     Section  3.2.  Interest  Period  Options.   Upon  notice  (a  "Continuation
                    --------  ------  -------
Request")  given to the  Administrative  Agent no later than 11:00 a.m.  (Boston time) at least two (2) Eurodollar Business Days' prior to the expiration of an Interest Period applicable to any Eurodollar Loan, the Borrower may elect to continue such Eurodollar Loan upon the expiration of the then applicable Interest Period for another Interest Period of the duration specified in such notice; provided, however, that no Eurodollar Loan may be continued for an Interest Period in excess of seven (7) days when any

Default or Event of Default is continuing; and provided further that the Eurodollar Loans to which a particular Interest Period applies shall be in an aggregate principal amount of $3,000,000 or an integral multiple of $250,000 in excess thereof. Each continuation of a Eurodollar Loan hereunder shall be allocated between the Banks in proportion, as nearly as practicable, to such Bank's ST Commitment Percentage or MT Commitment Percentage (as the case may
be), with adjustments to the extent practicable to equalize any prior continuations not exactly in proportion.

     Section 3.3.  Indemnity.  The Borrower agrees to indemnify each Bank and to
                   ---------
hold each Bank harmless from any loss or expense that such Bank may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or interest on any Loans, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Loans, (b) default by the Borrower in making a borrowing after the Borrower has given (or is deemed to have given) a Loan Request or a Continuation Request in accordance with section 2.5 or 3.2 other than as a result of a default by any Bank, (c) the making of any payment of a Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by any Bank to lenders of funds obtained by it in order to maintain any such Loan, to the extent not off-set by income derived from the redeployment of such funds or (d) default by the Borrower in making any repayment of a Loan after the Borrower has given a notice in accordance with section 2.8. This covenant shall survive the termination of this Credit Agreement and payment of the Notes.

     Section  3.4.  Funds for  Payments.  All payments of  principal,  interest,
                    ----- ---  --------
Reimbursement Obligations, the ST Facility Fee, the MT Facility Fee, the Utilization Fee, the Letter of Credit Fees and any other amounts due hereunder or under any of the other Loan Documents shall be made by the Borrower to the Administrative Agent at the Administrative Agent's office at 100 Federal Street, Boston, Massachusetts 02110 or at such other location in the Boston, Massachusetts area that the Administrative Agent may from time to time designate in writing (the "Administrative Agent's Office"), in each case in Dollars in immediately available funds. All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Administrative Agent, for the account of the Banks or (as the case may be) the Administrative Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Administrative Agent to receive the same net amount which the Banks or the Administrative Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document. The Borrower may, within 90 days of the imposition of any such obligation by any Bank, by notice in writing to the Administrative
Agent and such Bank, (a) require such Bank that imposed such obligation to cooperate with the Borrower in obtaining an Eligible Assignee satisfactory to the Administrative Agent as a replacement bank for such Bank and in assigning such Bank's interest hereunder and under its Note to such Eligible Assignee subject to the terms, conditions, and procedures of section 15, or (b) repay all amounts owed to such Bank, terminate such Bank's Commitments and reduce the aggregate of the Commitments under the Credit Agreement by a corresponding amount. Each Bank that is not incorporated or organized under the laws of the United States of America or a state thereof or the District of Columbia agrees that, on an annual basis, it will deliver to the Borrower and the Administrative Agent two duly completed copies of United States

Internal Revenue Service Form W-8BEN or W-8ECI or successor applicable form, as the case may be, certifying in each case that such Bank is entitled to receive payments under this Credit Agreement and the Note payable to it, without deduction or withholding of any United States federal income taxes.

     Section  3.5.  Computations.  All  computations  of interest on  Eurodollar
                    ------------
Loans, the ST Facility Fee, the MT Facility Fee, the Letter of Credit Fees and the Utilization Fee shall be based on a 360 day year and paid for the actual number of days elapsed. All computations of interest on Base Rate Loans shall be based on a 365 day year and paid for the actual number of days elapsed. Except as otherwise specifically provided herein, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Note Records from time to time shall be considered conclusive and binding absent manifest mathematical error on the Borrower unless within thirty (30) Business Days after receipt of any notice by the Administrative Agent or any of the Banks of such outstanding amount, the Borrower shall notify the Administrative Agent or such Bank to the contrary.

     Section  3.6.  Inability  to Determine  Eurodollar  Rate.  In the event the
                    ---------  -- ---------  ----------  ----
Administrative Agent shall determine that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable during any Interest Period, the Administrative Agent shall forthwith give telex notice of such determination (which shall be conclusive and binding on the Borrower) to the Borrower at least one (1) Business Day before the first day of such Interest Period. In such event, (a) any Loan Request or Continuation Request with respect to Loans shall be automatically withdrawn, (b) the Borrowers and the Banks shall negotiate in good faith to agree on an alternative interest rate which is reasonably equivalent to the Eurodollar Rate; provided that if the Borrowers and the Banks are unable to agree on such alternative interest rate prior to the last day of the then current Interest Period, each Loan then outstanding will as of the last day of the then current Interest Period bear interest at a per annum rate equal to the Base Rate in effect from time to time payable in arrears on the last day of each fiscal quarter of the Borrower and (c) the obligations of the Banks to make additional Loans shall be suspended until the Administrative Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Administrative Agent shall so notify the Borrower and the Banks.

     Section 3.7.  Illegality.  Notwithstanding  any other provisions herein, if
                   ----------
any introduction of or change in any law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful, or any central bank or other governmental authority having jurisdiction over any Bank or its Eurodollar Lending Office shall assert that it is unlawful, for such Bank or its Eurodollar Lending Office to make or maintain Loans that bear interest calculated by reference to the Eurodollar Rate, (a) such Bank shall forthwith give notice by telefax of such circumstances, confirmed in a writing delivered to the Borrower by courier or postal service (which notice shall be withdrawn by such Bank when such Bank shall reasonably determine that it shall no longer be illegal for such Bank or its Eurodollar Lending Office to make or maintain such Loans), (b) the commitment of such Bank to make or maintain Loans shall forthwith be cancelled and (c) such Bank's Loans then outstanding, if any, shall be converted automatically on the next succeeding last day of each Interest Period applicable to such Loans or within such earlier period as may be required by law to Loans which bear interest at a per annum rate equal to an alternative interest rate which is reasonably equivalent to the Eurodollar Rate upon which the Administrative Agent and the Banks may in good faith agree; provided that if the Borrower and the Banks are unable to agree on such alternative interest rate, such Loans shall bear interest at a per annum rate equal to the Base Rate in effect from time to time payable in arrears on the last day of each fiscal quarter of the Borrower. The Borrower agrees promptly to pay the Administrative Agent for the account of each Bank, upon demand by the

Administrative Agent, any additional amounts necessary to compensate the Banks for any costs incurred by the Banks in making any conversion in accordance with this section 3.7, including any interest or fees payable by the Banks to lenders of funds obtained by them in order to make or maintain their Loans (the Administrative Agent's written notice of such costs, as certified to the Borrower, to be conclusive absent manifest error).

     Section 3.8. Additional Costs, Etc. If any present or future, or any change
                  ---------- -----  ---
in any present or future, applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

     (a) subject any Bank to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Bank's ST Commitment, such Bank's MT Commitment or the Loans advanced by such Bank (other than taxes based upon or measured by the income or profits of such Bank), or

     (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to such Bank under this Credit Agreement or the other Loan Documents, or

     (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, or other similar requirements against assets held by, or deposits in or for the account of, or loans by, or commitments of, or letters of credit issued by, an office of any Bank, or

     (d) impose on any Bank any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Bank's ST Commitment, such Bank's MT Commitment, or any class of loans or commitments of which any of the Loans or such Bank's ST Commitment or MT Commitment forms a part;

and the result of any of the foregoing is

                    (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining the Loans, any Letter of Credit or such Bank's ST Commitment or MT Commitment, or

                    (ii) to reduce the amount of principal, interest or other amounts payable to such Bank hereunder on account of such Bank's ST Commitment or MT Commitment, the Loans or any Letter of Credit, or

                    (iii) to require  such Bank to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank from the Borrower hereunder, then, and in each such case, the Borrower will, upon written demand made by such Bank at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank such additional amounts as will be sufficient to compensate such Bank for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum (after such Bank shall have allocated the same fairly and equitably among all customers of any class generally affected thereby); provided that in the event that such additional cost, reduction, payment, or foregone interest or Reimbursement Obligations or other sum which was incurred by such Bank is subsequently returned or reimbursed to such Bank, such Bank shall return or reimburse to the Borrower any additional amount paid pursuant to this section 3.8 by the Borrower to such Bank with respect thereto. In the event that any of the foregoing events occur, each Bank will use its reasonable efforts to take such actions as are reasonably feasible and available to such Bank to decrease the additional costs payable hereunder; provided that no Bank shall be required to transfer any activities related to this Agreement to any jurisdiction in which such Bank does not at such time regularly conduct ordinary banking operations or to a jurisdiction which otherwise will be disadvantageous to such Bank. Such Bank shall give the Borrower written notice of any event causing such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum within 90 days of the occurrence thereof and the Borrower shall not be liable for any such costs incurred prior to the date which is 90 days prior to the date of such notice.

     Section  3.9.  Certificate.  A  certificate  setting  forth any  additional
                    -----------
amounts payable pursuant to section 3.7 and 3.8 and the changes as a result of which such amounts are due and the computations in reasonable detail pursuant to which such amounts were calculated, submitted by any Bank to the Borrower, shall be conclusive absent manifest error. Upon delivery of a notice to such Bank no more than thirty Business Days after receipt of such certificate, the Borrower shall have reasonable opportunity to review and discuss such computations with a responsible officer at such Bank.

     Section 3.10. Capital Adequacy.  If any present or future, or any change in
                   ------- --------
any present or future, law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by any Bank or any corporation controlling such Bank and such Bank determines that the amount of capital required to be maintained by it or such corporation is increased by or based upon the existence of its ST Commitment, MT Commitment or the Loans made pursuant hereto, then such Bank may notify the Borrower of such fact. To the extent that the costs of such increased capital requirements are not reflected in the rates of interest payable hereunder, the Borrower and such Bank shall thereafter attempt to negotiate in good faith, within thirty (30) days of the day on which the Borrower receives such notice, an adjustment payable hereunder that will adequately compensate such Bank in light of these circumstances. If the Borrower and such Bank are unable to agree to such adjustment within thirty
(30) days of the date on which the Borrower receives such notice, then commencing on the date of such notice (but not earlier than the effective date of any such increased capital requirement), the fees payable hereunder shall increase by an amount that will, in such Bank's reasonable determination, provide adequate compensation to such Bank, such amount to be conclusive and binding on the Borrower, absent manifest error. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

     Section 3.11.  Interest on Overdue Amounts.  Overdue  principal and (to the
                    -------- -- ------- -------
extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded daily and payable on demand at a rate per annum which is two percent (2%) above the per annum interest rate otherwise applicable thereto, until such amount shall be paid in full (after as well as before judgment).

     Section  3.12.  Payment  Date  Adjustment  for  Non-Business  Days.  Unless
                     -------  ----  ----------  ---  ------------  ----
otherwise explicitly set forth herein, if any payment hereunder becomes due on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment.

     Section 4.  REPRESENTATIONS  AND  WARRANTIES.  The Borrower  represents and
                 ---------------  ---  ----------
warrants to the Banks and the Administrative Agent as follows:

     Section 4.1. Corporate Authority.
                  -------------------
     (a)  Incorporation;  Good  Standing.  Each of the Borrower and its Material
          -------------   ----  --------
Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (ii) has all requisite corporate power and authority and legal right to own and operate its property, to lease the property it operates as lessee and to conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary except where (x) a failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of the Borrower or the Borrower and its Material
Subsidiaries, taken as a whole or the Borrower's ability to perform the Obligations or (y) the Borrower or such Subsidiary has applied for qualification to do business in such jurisdiction and such application is pending.

     (b) Authorization.  The execution,  delivery and performance of this Credit
         -------------
Agreement and the other Loan Documents to which the Borrower is or is to become a party and the transactions contemplated hereby and thereby (i) are within the corporate authority and legal right of the Borrower, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower which would have a materially adverse effect on the business, assets or financial condition of the Borrower or the Borrower and its Material Subsidiaries, taken as a whole and
(iv) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, the Borrower.

     (c) Enforceability. The execution and delivery of this Credit Agreement and
         --------------
the other Loan Documents to which the Borrower is or is to become a party will result in valid and legally binding obligations of the Borrower enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     Section  4.2.   Governmental   Approvals.   The  execution,   delivery  and
                     ------------   ---------
performance by the Borrower of this Credit Agreement and the other Loan Documents to which the Borrower is or is to become a party and the transactions contemplated hereby and thereby do not require the Borrower to obtain the approval or consent of, to make a filing with, or to perform or obtain the performance of any other act by or in respect of any governmental agency or authority other than those already obtained or performed.

     Section  4.3.  Title  to  Properties;  Leases.  Other  than as noted on the
                    -----  --  ----------   ------
audited consolidated financial statements of the Borrower and its Subsidiaries as at the Balance Sheet Date, the Borrower and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date and except for defects of title to certain real property which do not materially impair the value or usefulness thereof), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances, except for liens permitted pursuant to Section 6.2. The Borrower and its Material Subsidiaries enjoy peaceful and undisturbed possession under all leases under which they are operating, and all said leases are valid and subsisting and in full force and effect except to the extent that the failure to enjoy peaceful and undisturbed possession of such lease or the failure of such lease to be valid, subsisting and in full force and effect does not have a material adverse effect on the assets, financial condition or business of the Borrower and its Material Subsidiaries, taken as a whole.

     Section 4.4. Financial Statements; Projections.
                  --------- ----------  -----------
     (a) There has been furnished to each of the Banks a consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date, and related consolidated statements of income, retained earnings and cash flow for the fiscal year then ended, certified by Arthur Andersen and Company, the Borrower's independent certified public accountants. There has also been furnished to each of the Banks an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of fiscal quarter ending March 31, 2001, and the related consolidated statement of income and consolidated statement of cash flow for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail. Such balance sheets and statements of income, retained earnings and cash flow have been prepared in accordance with Generally Accepted Accounting Principles consistently applied and are correct and complete and fairly present the financial condition of the Borrower and its Material
Subsidiaries as at the close of business on the date thereof and the consolidated results of operations for the fiscal period then ended. There are no contingent liabilities of the Borrower or any of its Subsidiaries as of each such date involving material amounts, known to the officers of the Borrower and not disclosed in said balance sheet and the related notes thereto.

     (b) The projections of the annual operating budgets of the Borrower and its Subsidiaries on a consolidated basis, balance sheets and cash flow statements for the 2001 to 2003 fiscal years, copies of which have been delivered to the Agents, disclose all assumptions made with respect to general economic, financial and market conditions used in formulating such projections. To the knowledge of the Borrower or any of its Subsidiaries, no facts exist that (individually or in the aggregate) would result in any material change in any of such projections. The projections are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Borrower and its Subsidiaries of the results of operations and other information projected therein.

     Section 4.5. No Material  Changes,  Etc. Since the Balance Sheet Date there
                  -- --------  -------   ---
has occurred no Material Adverse Change.

     Section 4.6. Franchises, Patents, Copyrights, Etc. Each of the Borrower and
                  ----------  -------  ----------  ---
its Subsidiaries, respectively, possesses or has a valid right to use all material franchises, patents, copyrights, inventions, technology, trademark registrations, trademarks, trade names, trade secrets, service marks, FCC Licenses, other licenses and permits, and rights in respect of the foregoing and, to the best of its knowledge, patent and trademark applications and rights in respect thereto (collectively, the "Proprietary Rights"), adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others which could affect or impair in a material manner the business or assets of the Borrower and its Material Subsidiaries, taken as a whole. Except as disclosed in the financial statements referred to in section
4.4 hereof, the Borrower is not aware of any existing or threatened infringement or misappropriation of (a) any Proprietary Rights of others by the Borrower or any of its Subsidiaries or (b) any Proprietary Rights of the Borrower or any of its Subsidiaries by others, in any way which might materially adversely affect the business, assets or condition, financial or otherwise, of the Borrower and its Material Subsidiaries, taken as a whole.

     Section 4.7. No  Litigation.  There are no actions,  suits,  proceedings or
                  --  ----------
investigations of any kind pending or, to the Borrower's knowledge, threatened against the Borrower or any of its Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined are reasonably likely to in the aggregate, materially adversely affect the properties, assets, financial condition or business of the Borrower and its Material Subsidiaries, taken as a whole or materially impair the right of the Borrower and its Material Subsidiaries, taken as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrower, or which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto. There are no final judgments against the Borrower or any of its Subsidiaries that, with other outstanding final judgments, undischarged and not covered by insurance, exceeds in the aggregate five percent (5%) of the Consolidated Net Worth of the Borrower.

     Section 4.8. No Materially Adverse Contracts, Etc. Neither the Borrower nor
                  -- ---------- ------- ---------  ---
any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or, to the Borrower's knowledge, is expected in the future to have a materially adverse effect on the business, assets or financial condition of the Borrower and its

Material Subsidiaries, taken as a whole. Neither the Borrower nor any of its Subsidiaries is a party to any contract or agreement that has or, to the best of the Borrower's knowledge, is expected, in the judgment of the Borrower's officers, to have any materially adverse effect on the business of the Borrower and its Material Subsidiaries, taken as a whole.

     Section 4.9.  Compliance With Other  Instruments,  Laws,  Etc.  Neither the
                   ---------- ---- -----  -----------   ----   ---
Borrower nor any of its Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it is subject or by which it or any of its properties are bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that are reasonably likely to result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Borrower and its Material Subsidiaries, taken as a whole or the Borrower's ability to perform the Obligations.

     Section 4.10.  Tax Status.  The Borrower and, to the best of the Borrower's
                    --- ------
knowledge, its Subsidiaries have (a) made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which any of them is subject or properly filed for and received extensions with respect thereto which are still in full force and effect and which have been fully complied with in all material respects, (b) paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith by appropriate proceedings and for which adequate reserves, to the extent required by Generally Accepted Accounting Principles, have been established and
(c) set aside on their books provisions reasonably adequate for the payment of all estimated taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrower know of no basis for any such claim.

     Section  4.11.  No Event of  Default.  No Default  or Event of Default  has
                     -- ----- --  -------
occurred and is continuing.

     Section 4.12.  Holding  Company and  Investment  Company Acts.  Neither the
                    -------  ------- ---  ----------  ------- ----
Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it a "registered investment company", or an "affiliated company" or a "principal underwriter" of a "registered investment company", as such terms are defined in the Investment Company Act of 1940.

     Section 4.13. Certain  Transactions.  Except for arm's length  transactions
                   -------  ------------
pursuant to which the Borrower makes payments in the ordinary course of business upon terms no less favorable than the Borrower could obtain from third parties and transactions disclosed in the Borrower's Form 10-K filed with the Securities and Exchange Commission for its fiscal year ending December 31, 2000, none of the officers, directors or other key employees of the Borrower or any of its Material Subsidiaries is presently a party to any transaction with the Borrower or any of its Material Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such key employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such key employee has a substantial interest or is an officer, director, trustee or partner.

     Section 4.14. ERISA Compliance.
                   ----- ----------

     (a) In General. To the best of the Borrower's  knowledge,  the Borrower and
         -- -------
its Subsidiaries have complied in all material respects with provisions of the Code, to the extent applicable, and of ERISA relevant to the Borrower's Pension Plans (as defined in Section 3(2) of ERISA), including the provisions thereof respecting funding requirements for, and the termination of, such plans and respecting prohibited transactions thereunder, and the funding of any Guaranteed Pension Plan complies with the minimum funding standards of Section 412 of the Code.

     (b) Guaranteed  Pension Plans. Each  contribution  required to be made to a
         ----------  ------- -----
Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of section 302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Borrowers or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event, or any other event or condition which presents a material risk of termination of any Guaranteed
Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and except as disclosed on Schedule 4.14 attached hereto, the current value of all accrued benefits under each of such plans did not, as of the latest valuation date, exceed the then current value of the assets of such plans allocable to such accrued benefits based upon the actuarial methods and assumptions used for such plans.

     (c) Multiemployer  Plans.  Neither the Borrower nor any ERISA Affiliate has
         -------------  -----
incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under section 4201 of ERISA or as a result of a sale of assets described in section 4204 of ERISA. Neither the Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of section 4241 or section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under section 4041A of ERISA.

     Section 4.15. Purpose Credit.
                   ------- ------
     (a) The Borrower has not engaged principally or as one of its important activities in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System.

     (b) The Borrower shall not, directly or indirectly, apply any part of the proceeds of the Notes for the purpose of or in connection with the Borrower's broker-dealer activities, if any, within the meaning of Regulation T of the Federal Reserve Board (Title 12, Part 220, Code of Federal Regulations, as amended) or any published regulations, interpretations or rulings thereunder.

     (c) The issuance of the Notes and the application of the proceeds thereof by the Borrower will not contravene Regulation X of the Federal Reserve Board (Title 12, Part 224, Code of Federal Regulations, as amended) or any published regulations, interpretations or rulings thereunder.

     Section 4.16. Environmental Compliance.
                   ------------- ----------
     (a) The Borrower has no actual knowledge that any operator of the Real Estate, has violated, or is alleged to have violated, any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters (hereinafter "Environmental Laws"), which violation would have a material adverse effect on the environment or the business, assets or financial condition of the Borrower or any of its Material Subsidiaries, taken as a whole.

     (b) Neither the Borrower nor any of its Material Subsidiaries has received notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. section 6903(5), any hazardous substances as defined by 42 U.S.C. section 9601(14), any pollutant or contaminant as defined by 42 U.S.C.
section 9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws (hereinafter "Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower or any of its Material Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances.

     (c) Neither the Borrower nor any of its Material Subsidiaries are subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby or the effectiveness of any other transactions contemplated hereby.

     Section 4.17.  Compliance With Fair Labor Standards Act. To the best of the
                    ---------- ---- ---- ----- --------- ---
Borrower's knowledge, the Borrower has at all times operated its business in compliance with all applicable provisions of the Fair Labor Standards Act of 1938 (29 U.S.C. section 106 and 207) except to the extent that the Borrower's failure to comply therewith would not have a material adverse affect on the business, assets or condition, financial or otherwise, of the Borrower and its Material Subsidiaries, taken as a whole. To the best of the Borrower's knowledge, none of the Borrower's inventory has been produced by employees who are or were employed in violation of the minimum wage or maximum hour provisions of such Act or any regulations thereunder.

     Section 4.18. Subsidiaries.  Attached hereto as Schedule 4.18 is a schedule
                   ------------
showing with respect to each Material Subsidiary the jurisdiction in which it is organized and the approximate percentage of the outstanding Voting Stock of that Subsidiary held either by the Borrower or another Subsidiary. All of the outstanding capital stock of each Material Subsidiary has been duly authorized and issued and is fully-paid and non-assessable; and, except as indicated in
Schedule 4.18, free and clear of any pledge, charge, lien, security interest or other encumbrance or restriction on transfer.

     Section 4.19. Solvency.  The Borrower,  both before and after giving effect
                   --------
to the transactions contemplated by this Credit Agreement and the other Loan Documents (a) is solvent, (b) has assets having a fair value in excess of their liabilities, (c) has assets having a fair value in excess of the amount required to pay its liabilities on existing debts as such debts become absolute and matured, and (d) has, and expects to continue to have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection with the operation of its business as such debts mature.

     Section  4.20.  Disclosure.  No  representation  or  warranty  made  by the
                     ----------
Borrower in any of the

Loan Documents or in any other document furnished from time to time in connection herewith or therewith, contains any misrepresentation of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to the Borrower that materially adversely affects, or that might reasonably be expected to materially adversely affect, the business, property or financial condition of the Borrower and its Material Subsidiaries on a consolidated basis.

     Section 5. AFFIRMATIVE  COVENANTS OF THE BORROWER.  The Borrower  covenants
                -----------  --------- -- --- --------
and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letters of Credit:

     Section 5.1. Punctual Payment. The Borrower will duly and punctually pay or
                  -------- -------
cause to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Letter of Credit Fees, the Utilization Fee, the ST Facility Fee and the MT Facility Fee, all in accordance with the terms of this Credit Agreement and the Notes.

     Section 5.2.  Maintenance  of Office.  The Borrower will maintain its chief
                   -----------  -- ------
executive office in Chicago, Illinois, or at such other place in the United States of America as the Borrower shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents may be given or made.

     Section 5.3.  Records and Accounts.  The Borrower will (a) keep,  and cause
                   ------- --- --------
each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with Generally Accepted Accounting Principles and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves.

     Section  5.4.  Financial  Statements,  Certificates  and  Information.  The
                    ---------  ----------   ------------  ---  -----------
Borrower will deliver to each of the Banks or, with respect to subsection (f) of this section 5.4 only, make available to each of the Banks at the Borrower's principal place of business:

     (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such year, and the related consolidated statements of income, retained earnings and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated statements to be in reasonable detail, prepared in accordance with Generally Accepted Accounting Principles, and certified without material qualification as to any circumstance which could reasonably be expected to have a material adverse effect on the Borrower and its Material Subsidiaries, taken as a whole, by independent public accountants of nationally recognized standing selected by the Borrower and acceptable to the Majority Banks, together with a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be liable to the Banks for failure to obtain knowledge of any Default or Event of Default;

     (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the first three fiscal quarters in each of the Borrower's fiscal years, copies of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter, and the related consolidated statements of income and cash flows for such quarter and the portion of the Borrower's fiscal year then elapsed, together with comparative consolidated figures for the same periods of the preceding year, all in reasonable detail and prepared in accordance with Generally Accepted Accounting Principles and accompanied by a certificate of the principal financial officer of the Borrower stating that the information contained in such financial statements is correct and complete and fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof and the results of their operations for the periods covered thereby (subject to year-end adjustments);

     (c) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial officer of the Borrower in substantially the form of Exhibit C hereto and setting forth in reasonable detail computations evidencing compliance with the covenants contained in section 7.1 and 7.2 as at the end of the period covered by such statements or during such period as may be required, and (if applicable) reconciliations to reflect changes in Generally Accepted Accounting Principles since the Balance Sheet Date (each a "Compliance Certificate");

     (d) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of the Borrower or any holder of the Borrower's Funded Debt;

     (e) promptly upon request by the Administrative Agent or any Bank, all detailed audits or reports submitted to the Borrower by independent public accountants in connection with any annual or interim audits of the books of the Borrower or any Material Subsidiary; and

     (f) from time to time upon request by the Administrative Agent or any Bank, such other financial data and information (including, without limitation, accountants management letters and such other information regarding the business and affairs and condition, financial and other, of the Borrower, its Subsidiaries and their respective properties) as the Administrative Agent or any Bank may reasonably request, subject to the confidentiality provisions set forth in section 25 hereof.

     Section 5.5. Corporate Existence;  Maintenance of Properties.  The Borrower
                  --------- ---------   ----------- -- ----------
will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, material rights, franchises and Proprietary Rights and those of its Subsidiaries except to the extent that the Borrower's failure to do so will not have a materially adverse effect on the assets, financial condition or business of the Borrower and its Material Subsidiaries, taken as a whole. It (a) will cause all of its material properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all reasonably necessary equipment,
(b) will cause to be made all reasonably necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) will, and will cause each of its Material Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this section 5.5 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties or those of its Material Subsidiaries if such discontinuance is, in the sole judgment of the Borrower, desirable in the conduct of its or their business and that do not in the aggregate materially adversely affect the business of the Borrower and its Material Subsidiaries on a consolidated basis.

     Section  5.6.  Insurance.  The  Borrower  will,  and will cause each of its
                    ---------
Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its insurable properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonably satisfactory to the Administrative Agent; provided, however, that the Borrower and any Subsidiary may self-insure for physical damage to automobiles, welfare benefits and against liability to workers in any state or jurisdiction, or may effect worker's compensation insurance therein through an insurance fund operated by such state or jurisdiction; and provided, further, that notwithstanding anything to the contrary contained herein, the Borrower or such Subsidiary will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire or explosion in amounts sufficient to prevent the Borrower or such Subsidiary from becoming a co-insurer and not in any event less than 80% of the full insurable value of the property insured.

     Section 5.7.  Taxes;  Etc. The  Borrower  will,  and will cause each of its
                   -----   ---
Subsidiaries to, (a) duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue or (b) properly file for and receive extensions for such payment and duly pay and discharge, or cause to be paid and discharged, within such extension period, all taxes, assessments and other governmental charges (other than taxes, assessments and other governmental charges imposed by foreign jurisdictions, including states in which neither the Borrower nor any of its Subsidiaries conducts a material portion of its business, that in the aggregate are not material to the business or assets of the Borrower on an individual basis or of the Borrower and its Subsidiaries on a consolidated basis) imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that the Borrower and each Subsidiary of the Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

     Section 5.8.  Inspection of Properties and Books. The Borrower shall permit
                   ---------- -- ---------- --- -----
the Banks, through the Administrative Agent or any of the Banks' other designated representatives, to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, to examine the books of account of the Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, employees and independent public accountants (such accountants being hereby authorized by the Borrower to so discuss and advise) all at such reasonable times and intervals as the Administrative Agent or any Bank may reasonably request. In connection with any such inspections or discussions, each Bank, on behalf of itself and any representative authorized by it, agrees to treat all non-public information as confidential information pursuant to section 25 and to take all reasonable precautions to prevent such confidential information from being exposed to third parties and to those of its employees and representatives who do not need to know such confidential information; provided that this section 5.8 shall not affect the disclosure by any Bank of information required to be disclosed to its auditors, regulatory agencies or pursuant to subpoena or other legal process or by virtue of any other law, regulation, order or interpretation.

     Section 5.9. Compliance with Laws,  Contracts,  Licenses,  and Permits. The
                  ---------- ---- ----   ---------   --------   --- -------
Borrower will, and will cause each of its Material  Subsidiaries to, comply with
(a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws which may be in effect from time to time, (b) the provisions of its charter documents and by-laws, (c) all agreements and instruments by which it or any of its properties or business may be bound and
(d) all applicable decrees, orders, and judgments; if in each such case failure to comply would have a materially adverse effect on the Borrower and its Material Subsidiaries, taken as a whole. If at any time any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower may fulfill any of the Obligations, the Borrower will promptly take or cause to be taken all reasonable steps within the power of the Borrower to obtain such authorization, consent, approval, permit or license and furnish the Banks with evidence thereof.

     Section 5.10. Pension Plans. The Borrower and any ERISA Affiliate shall:
                   -------------
     (a) promptly after the Borrower or any ERISA Affiliate knows or has reason to know that any ERISA Reportable Event has occurred, notify the Administrative Agent that such ERISA Reportable Event has occurred;

     (b) promptly upon request make available to each Bank at the Borrower's principal place of business a copy of (i) any actuarial statement related to any pension plan required to be submitted under section 103(d) of ERISA or (ii) any notice, report or demand sent or received by a pension plan under section 4065 of ERISA;

     (c) furnish to each Bank forthwith, a copy of (i) any notice of a pension plan termination sent to the PBGC under section 4041(a) of ERISA and (ii) any notice, report or demand sent or received by a pension plan under section 4041, 4042, 4043, 4063, 4066 or 4068 of ERISA; and

     (d) furnish to each Bank a copy of any request for waiver from the funding standards or extension of the amortization periods required by section 412 of the Code no later than the date on which the request is submitted to the Department of Labor or the Internal Revenue Service, as the case may be.

     Section 5.11.  Further  Assurances.  The Borrower will  cooperate  with the
                    -------  ----------
Banks and the Administrative Agent and execute such further instruments and documents as the Banks or the Administrative Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

     Section 5.12. Notices. The Borrower will promptly notify the Administrative
                   -------
Agent and each of the Banks in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal or surety, the Borrower shall forthwith give written notice thereof to each of the Banks, describing the notice or action and the nature of the claimed default.

     Section 5.13.  Fair Labor  Standards Act. The Borrower will, and will cause
                    ---- -----  --------- ---
each of its Subsidiaries to, at all times operate its business in compliance with all applicable provisions of the Fair Labor Standards Act of 1938 (29 U.S.C. section 206 and 207) if the failure to comply with such provisions might reasonably be expected to have a materially adverse affect on the Borrower and its Subsidiaries, taken as a whole.

     Section 5.14.  Environmental Events. The Borrower will promptly give notice
                    ------------- ------
to the Administrative Agent (a) of any violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (b) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, or any federal, state or local environmental agency or board, that might reasonably be expected to materially adversely affect the assets, liabilities, financial conditions or operations of the Borrower and its Material Subsidiaries on a consolidated basis.

     Section 5.15.  Notification of Claims. The Borrower will,  immediately upon
                    ------------ -- ------
becoming aware thereof, notify the Administrative Agent in writing of any uninsured set-off, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses which might reasonably be expected to have a materially adverse affect on the assets, liabilities, financial conditions or operations of the Borrower and its Material Subsidiaries on a consolidated basis.

     Section  5.16.  Use of Proceeds.  The Borrower will use the proceeds of the
                     --- -- --------
Loans and obtain Letters of Credit solely for general corporate purposes, including without limitation the financing of capital expenditures and acquisitions and for working capital purposes.

     Section  5.17.  Notice of  Litigation,  Judgment and Material  Events.  The
                     ------ --  ----------   -------- --- --------  ------
Borrower will give notice to the Administrative  Agent in writing within fifteen
(15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or becomes a party involving an uninsured claim against the Borrower individually or the Borrower and its Subsidiaries on a consolidated basis that could reasonably be expected to have a materially adverse effect on the Borrower and its Subsidiaries on a consolidated basis and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent, in writing, in form and detail satisfactory to the Administrative Agent, (a) within ten (10) days of any judgment not covered by insurance or reserves, final or otherwise, against the Borrower or any of its Subsidiaries in an amount which in aggregate with other such judgments against the Borrower or any of its Subsidiaries exceeds five percent (5%) of the Consolidated Net Worth of the Borrower and (b) promptly after becoming aware thereof, of the occurrence of any event that it is reasonable to expect will be required to be reported to or filed with the Securities and Exchange Commission.

     Section  6.  CERTAIN  NEGATIVE  COVENANTS  OF THE  BORROWER.  The  Borrower
                  -------  --------  ---------  -- ---  --------
covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligations, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letters of Credit:

     Section 6.1.  Indebtedness.  The Borrower will not, and will not permit any
                   ------------
of its Subsidiaries to incur any Funded Debt if an Event of Default will occur hereunder immediately after giving effect thereto as a consequence of the incurrence of such Funded Debt. The Borrower will not incur any obligation to repay money borrowed in an aggregate amount in excess of $225,000,000 under or in connection with any line of credit having an initial or scheduled maturity date of less than one year from the initial borrowing date or renewal date therefor.

     Section 6.2. Restrictions on Liens.
                  ------------ -- -----
     Section  6.2.1.  The  Borrower.  The  Borrower  will not create or incur or
                      ---  --------
suffer to be created or incurred or to exist any Lien of any kind upon any of its property or assets of any character, whether now owned or hereafter acquired, or upon the income or profits therefrom to secure Funded Debt without in any such case effectively providing concurrently with the creation or incurrence of any such Liens that the Obligations shall be secured equally and ratably with (or, at the option of the Borrower, prior to) such Funded Debt, unless immediately after the incurrence of such Funded Debt (and after giving effect to the application of the proceeds, if any, therefrom), the aggregate principal amount of all such Funded Debt, together with the aggregate amount of Capitalized Rent in respect of

Sale and Leaseback Transactions (other than Sale and Leaseback Transactions described in clauses (a) through (d), inclusive, of section 6.8), would not exceed two percent (2%) of Consolidated Capitalization; provided that the foregoing restrictions shall not apply to, and there shall be excluded in computing the aggregate amount of Funded Debt secured by Liens for the purpose of such restrictions:

     (a) liens to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue or in respect of which the Borrower shall at the time in good faith be prosecuting an appeal or proceeding for review and in respect of which a stay of execution shall have been obtained pending such appeal or review and for which any reserves required in accordance with Generally Accepted Accounting Principles have been established;

     (b) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

     (c) liens on properties in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower shall at the time in good faith be prosecuting an appeal or proceeding for review and in respect of which a stay of execution shall have been obtained pending such appeal or review and for which any reserves required in accordance with Generally Accepted Accounting Principles have been established;

     (d) liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties in existence less than 120 days from the date of creation thereof in respect of obligations not overdue;

     (e)   encumbrances   consisting  of  easements,   rights  of  way,   zoning
restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower is a party, and other minor liens or encumbrances none of which in the opinion of the Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Borrower individually or of the Borrower and its Subsidiaries on a consolidated basis;

     (f)  presently   outstanding   liens  listed  on  Schedule   6.2.1  hereto;

     (g) Liens on property existing at the time the Borrower acquires such property and not created in anticipation of such acquisition, purchase money security interests in or purchase money mortgages on real or personal property acquired or constructed after the date hereof to secure Funded Debt permitted to be incurred hereunder and incurred in connection with the acquisition or construction of such property at the time of or within 270 days following the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired, and Liens on existing properties or assets to secure Funded Debt permitted hereunder and incurred for improvements on such properties or assets;

     (h) Liens on the property of a Person (i) existing at the time such Person is merged into or consolidated with the Borrower as permitted hereby or at the time of a sale, lease or other disposition of the properties of a Person as an entirety or substantially as an entirety to the Borrower as permitted hereby,
(ii) resulting from such merger, consolidation, sale, lease or disposition by virtue of any Lien on property granted by the Borrower as permitted hereby prior to such merger, consolidation, sale, lease or disposition (and not in
contemplation   thereof   or  in   connection   therewith)
which applies to after-acquired property of the Borrower, or (iii) resulting from such merger, consolidation, sale, lease or disposition pursuant to a Lien or contractual provision granted or entered into by such Person prior to such merger, consolidation, sale, lease or disposition (and not at the request of the Borrower); provided that any such Lien referred to in clause (i) shall not apply to any property of the Borrower other than the property subject thereto at the time such Person or properties were acquired and any such Lien referred to in clause (ii) or (iii) shall not apply to any property of the Borrower other than the property so acquired;

     (i) Liens arising by reason of deposits with, or the giving of any form of security to, any governmental agency or any body created or approved by law or governmental regulation, which Lien is required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege, franchise, license or permit and Liens in favor of a government or governmental entity to secure partial progress, advance or other payments, or other obligations, pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the costs of acquiring, constructing or improving the property subject to such Liens (including, without limitation, Liens incurred in connection with pollution control, industrial revenue, private activity bond or similar financing); and

     (j) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien referred to in the foregoing clauses (a) through (i), inclusive; provided, however, that the principal amount secured thereby shall not exceed the principal amount secured thereby at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the obligation so extended, renewed or replaced (plus improvements to such property).

     Section 6.2.2. Subsidiaries.  No Subsidiary of the Borrower shall create or
                    ------------
incur or suffer to be created or incurred or to exist any Lien of any kind (but in any event, subject to the exceptions set forth in the last sentence of this section 6.2.2) upon any of its property or assets of any character, whether now owned or hereafter acquired, or upon the income or profits therefrom, to secure its obligations with respect to Funded Debt in an aggregate amount for all Subsidiaries in excess of two percent (2%) of the Consolidated Capitalization of the Borrower unless contemporaneously with the creation or incurrence of such Lien, but in any event not later than ten Business Days following such creation or incurrence, the Borrower shall request S&P and Moody's to review its Debt Rating of the Borrower. The Borrower shall promptly notify the Administrative Agent if such review results in a change in the Debt Rating issued by either S&P or Moody's. In the event that the Debt Rating issued by S&P is downgraded to BB or worse following such review or the Debt Rating issued by Moody's is downgraded to Ba3 or worse following such review, the Administrative Agent, upon the request of the Majority Banks, shall notify the Borrower that on the later to occur of (a) the date which is thirty (30) days following the date of such notice to the Borrower or (b) the date which is one hundred and eighty (180) days following the issuance of such downgraded Debt Rating, the unused portion of the credit hereunder shall terminate and all amounts owing with respect to this Credit Agreement and the Notes shall be due and payable without presentment, demand or protest. Upon the occurrence of such accelerated Maturity Date, the unused portion of the credit shall terminate and all amounts owing with respect to this Credit Agreement and the Notes shall be due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower. Notwithstanding anything to the contrary set forth herein, the foregoing restriction on Liens shall not apply to, and there shall be excluded in calculating the aggregate amount of Funded Debt secured by Liens for purposes of the requirement set forth in the first sentence of this section 6.2.2, Funded Debt secured by the following:

     (a) liens to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue or in respect of which the relevant Subsidiary shall at the time in good faith be prosecuting an appeal or proceeding for review and in respect of which a stay of execution shall have been obtained pending such appeal or review and for which any reserves required in accordance with Generally Accepted Accounting Principles have been established;

     (b) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

     (c) liens on properties in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the relevant Subsidiary shall at the time in good faith be prosecuting an appeal or proceeding for review and in respect of which a stay of execution shall have been obtained pending such appeal or review and for which any reserves required in accordance with Generally Accepted Accounting Principles have been established;

     (d) liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties in existence less than 120 days from the date of creation thereof in respect of obligations not overdue;

     (e)   encumbrances   consisting  of  easements,   rights  of  way,   zoning
restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which any Subsidiary is a party, and other minor liens or encumbrances none of which in the opinion of the Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of such Subsidiary, which defects do not individually or in the aggregate have a materially adverse effect on the business of such Subsidiary individually or of the Borrower and its Subsidiaries on a consolidated basis;

     (f)  presently   outstanding   liens  listed  on  Schedule   6.2.2  hereto;

     (g) Liens on property existing at the time the relevant Subsidiary acquires such property and not created in anticipation of such acquisition, purchase money security interests in or purchase money mortgages on real or personal property acquired or constructed after the date hereof to secure Funded Debt permitted to be incurred hereunder and incurred in connection with the acquisition or construction of such property at the time of or within 270 days following the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired, and Liens on existing properties or assets to secure Funded Debt permitted hereunder and incurred for improvements on such properties or assets;

     (h) liens on the property of a Person (i) existing at the time such Person is merged into or consolidated with the relevant Subsidiary as permitted hereby or at the time of a sale, lease or other disposition of the properties of a Person as an entirety or substantially as an entirety to the relevant Subsidiary as permitted hereby, (ii) resulting from such merger, consolidation, sale, lease or disposition by virtue of any Lien on property granted by the relevant Subsidiary as permitted hereby prior to such merger, consolidation, sale, lease or disposition (and not in contemplation thereof or in connection therewith) which applies to after-acquired property of the relevant Subsidiary, or (iii) resulting from such merger, consolidation, sale, lease or disposition pursuant to a Lien or contractual provision granted or entered into by such Person prior to such merger, consolidation, sale, lease or disposition (and not at the request of the relevant Subsidiary); provided that any such Lien referred to in clause (i) shall not apply to any property of the relevant Subsidiary other than the property subject thereto at the time such Person or properties were acquired and any such Lien referred to in clause (ii) or (iii) shall not apply to any property of the relevant Subsidiary other than the property so acquired;

                                      -39-
     (i) Liens arising by reason of deposits with, or the giving of any form of security to, any governmental agency or any body created or approved by law or governmental regulation, which Lien is required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege, franchise, license or permit and Liens in favor of a government or governmental entity to secure partial progress, advance or other payments, or other obligations, pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the costs of acquiring, constructing or improving the property subject to such Liens (including, without limitation, Liens incurred in connection with pollution control, industrial revenue, private activity bond or similar financing) and Liens to secure Funded Debt incurred by any telephone companies owned by the Borrower or any of its Subsidiaries to secure Funded Debt owing to governmental entities such as the Rural Utility Services;

     (j) Liens to secure Funded Debt incurred by any telephone company owned by the Borrower or any of its Subsidiaries to secure Funded Debt owing to governmental entities and Liens incurred by the Borrower or any of its Subsidiaries to secure the indebtedness incurred to finance the purchase of equipment or services; and

     (k) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien referred to in the foregoing clauses (a) through (j), inclusive; provided, however, that the principal amount secured thereby shall not exceed the principal amount secured thereby at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the obligation so extended, renewed or replaced (plus improvements to such property).

     Section 6.3. Limitation on Sales, Consolidation, Merger, Etc.
                  ---------- -- -----  -------------  ------  ---
     (a) The Borrower will not, and will not permit any of its Subsidiaries to complete a Sale if a Default or Event of Default is continuing, or would result immediately after giving effect to such Sale.

     (b) Nothing contained in this Credit Agreement shall prevent any consolidation of the Borrower with or merger of the Borrower into any other Person or Persons (whether or not affiliated with the Borrower), or successive consolidations or mergers to which the Borrower or its successor or successors shall be a party or parties, provided that, and the Borrower hereby consents and agrees that, upon any such consolidation or merger, the due and punctual payment of the principal of and interest on all of the Loans and the due and punctual performance and observance of all of the covenants, conditions and other obligations of the Credit Agreement and the Notes to be performed and observed by the Borrower, shall be expressly assumed in an agreement satisfactory in form and substance to the Administrative Agent and the Banks, executed and delivered to the Administrative Agent by the Person formed by such consolidation or merger, provided, further, that the Person formed by such consolidation or merger shall be a Person organized and existing under the laws of the United States, any state thereof or the District of Columbia, and provided, further, that immediately before and after giving effect to any such transaction (and treating any Funded Debt or Sale and Leaseback Transaction which becomes an obligation of the resulting or surviving Person as a result of such transaction as having been incurred or entered into by such Person at the time of such transaction), no Default or Event of Default shall exist. Unless the conditions prescribed above in this section 6.3(b) are satisfied, no such consolidation or merger shall be permitted.

     (c) Nothing contained in this Credit Agreement shall prevent any consolidation of any Subsidiary of the Borrower with, or merger of any Subsidiary of the Borrower into, any other Person or Persons (whether or not affiliated with the Borrower), or successive consolidations or mergers to which any such Subsidiary of the Borrower or its successor or successors shall be a party or parties, provided that, immediately before and after giving effect to any such transaction, no Default or Event of Default shall exist. Unless the condition prescribed above in this section 6.3(c) is satisfied, no such consolidation or merger shall be permitted.

     Section  6.4.  Federal  Regulations.  The  Borrower  will not, and will not
                    -------  -----------
permit any of its Subsidiaries to, engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System. The Borrower will not, directly or indirectly, use any part of the proceeds of any Loans for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System or for any purpose that violates, or that would be inconsistent with, the provisions of the Regulations of such Board of Governors.

     Section 6.5. Restrictions on Ability to Repay Loans. The Borrower will not,
                  ------------ -- ------- -- ----- -----
and will not permit any of its Material Subsidiaries to, become or remain subject to any restriction which could reasonably be expected to impair the Borrower's ability to repay in full its Obligations hereunder, including, without limitation, any restriction which would prohibit the distribution by any Material Subsidiary to the Borrower of proceeds from asset sales.

     Section 6.6.  Employee  Benefit  Plans.  Neither the Borrower nor any ERISA
                   --------  -------  -----
Affiliate will:

     (a) engage in any "prohibited transaction" within the meaning of section 406 of ERISA or section 4975 of the Code which could result in a material liability for the Borrower or any of its Subsidiaries; or

     (b) permit any Guaranteed Pension Plan (other than those maintained by Persons that become ERISA Affiliates after the Closing Date) to incur an "accumulated funding deficiency", as such term is defined in section 302 of ERISA, in excess of $500,000, whether or not such deficiency is or may be waived; or

     (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Borrower or any of its Subsidiaries pursuant to section 302(f) or section 4068 of ERISA; or

     (d) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of section 4001 of ERISA) of all Guaranteed Pension Plans (other than those maintained by Persons that become ERISA Affiliates after the Closing Date) exceeding the value of the aggregate assets of such Plans by more than $500,000, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

     Section 6.7. Compliance with Environmental Laws. Except as permitted by any
                  ---------- ---- ------------- ----
applicable Environmental Laws, the Borrower will not, and will not permit any of its Subsidiaries to, (a) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (c) generate any Hazardous Substances on any of the Real Estate, (d) conduct any activity at any Real Estate or use any Real Estate in any manner which is likely to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) of Hazardous Substances on, upon or into the Real Estate or (e) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that might reasonably be expected to violate any

Environmental Law or bring such Real Estate in violation of any Environmental Law if any of the foregoing would be reasonably likely to have a material adverse effect on the Borrower and its Subsidiaries, taken as a whole.

     Section 6.8. Limitation on Sale and Leaseback.  The Borrower will not enter
                  ---------- -- ---- --- ---------
into any Sale and Leaseback Transaction unless immediately thereafter (and after giving effect to the application of the proceeds, if any, therefrom), the aggregate amount of Capitalized Rent in respect of Sale and Leaseback Transactions, together with the aggregate principal amount of all Funded Debt secured by Liens (other than Funded Debt described in clauses (a) through (j), inclusive, of section 6.2.1) would not exceed two percent (2%) of Consolidated Capitalization; provided that foregoing restrictions shall not apply to, and there shall be excluded in computing Funded Debt for the purpose of such restrictions:

     (a)  presently  outstanding  Sale  and  Leaseback  Transactions  listed  on
Schedule 6.8 hereto;

     (b) any Sale and Leaseback Transaction entered into by the Borrower to finance the payment of all or any part of the purchase price of such real or personal property (including any improvements to existing property) acquired or constructed after the date hereof at the time of or within 270 days following the acquisition or construction of such property, which covers only the real or personal property so acquired and does not in the aggregate exceed the lesser of the purchase price or the fair market value of such property;

     (c) any Sale and Leaseback Transaction involving property of a Person existing at the time such Person is merged into or consolidated with the Borrower as permitted hereby or at the time of a sale, lease or other disposition of the properties of a Person as an entirety or substantially as an entirety to the Borrower as permitted hereby;

     (d) any Sale and Leaseback Transaction in which the lessor is a government or governmental entity and which Sale and Leaseback Transaction is entered into to secure partial progress, advance or other payments, or other obligations, pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of securing all or any part of the cost of constructing or improving the property subject to such Sale and Leaseback Transaction (including, without limitation, Sale and Leaseback Transactions incurred in connection with pollution control, industrial revenue, private activity bond or similar financing);

     (e) any Sale and Leaseback Transaction involving the extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of a lease pursuant to a Sale and Leaseback Transaction referred to in the foregoing clauses (a) through (d), inclusive; provided, however, that any such lease, extension, renewal or replacement shall be limited to all or any part of the same property leased under the lease so extended, renewed or replaced (plus improvements to such property); and

     (f) any Sale and Leaseback Transaction the net proceeds of which are at least equal to the fair value (as determined by the Borrower's Board of
Directors) of the property leased pursuant to such Sale and Leaseback Transaction, so long as within 270 days of the effective date of such Sale and Leaseback Transaction, the Borrower applies (or irrevocably commits to an escrow account for the purpose or purposes hereinafter mentioned) an amount equal to the net proceeds of such Sale and Leaseback Transaction to either (x) the purchase of other property having a fair market value at least equal to the fair market value of the property leased in such Sale and Leaseback Transaction and having a similar utility and function or (y) the repayment of Funded Debt of the Borrower or the retirement of preferred stock of any Subsidiary (other than preferred stock owned by the Borrower or any Subsidiary) and if any such repayment is applied to the Loans under this Credit Agreement then upon such repayment first the Total MT Commitment shall be automatically reduced by an amount equal to the amount of such repayment and second the Total ST Commitment shall be automatically reduced by an amount equal to the amount of such repayment.

     Section 7. FINANCIAL COVENANTS OF THE BORROWER.  The Borrower covenants and
                --------- --------- -- --- --------
agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letters of Credit:

     Section 7.1. Debt to Capitalization Ratio. The Borrower will not permit its
                  ---- -- -------------- -----
Funded Debt to Capitalization Ratio to exceed sixty-five percent at any time.

     Section 7.2.  Interest  Coverage  Ratio.  The Borrower  will not permit its
                   --------  --------  -----
Interest Coverage Ratio for any period consisting of the four consecutive fiscal quarters of the Borrower most recently ended to be less than 3.00 to 1.00.

     Section 8. CLOSING CONDITIONS.  The effectiveness of this Agreement and the
                ------- ----------
obligation of any Bank to make the initial Loans and of the Administrative Agent to issue any initial Letters of Credit on the Closing Date shall be subject to the satisfaction of the following conditions precedent:

     Section 8.1. Corporate Action. All corporate action necessary for the valid
                  --------- ------
execution, delivery and performance by the Borrower of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

     Section 8.2. Loan  Documents.  Each of the Loan  Documents  shall have been
                  ----  ---------
duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document.

     Section 8.3. Opinion of Borrower's Legal Counsel. Each of the Banks and the
                  ------- -- ---------- ----- -------
Administrative Agent shall have received from legal counsel to the Borrower, a favorable opinion addressed to the Banks and the Administrative Agent dated the Closing Date, in substantially the form of Exhibit D hereto.

     Section 8.4. Certified Copies of Charter Documents. Each of the Banks shall
                  --------- ------ -- ------- ---------
have received from the Borrower a copy of the Borrower's charter or other incorporation documents and by-laws certified by the Secretary of the Borrower to be true and complete as of the Closing Date.

     Section 8.5. Incumbency Certificate.  Each of the Banks shall have received
                  ---------- -----------
from the Borrower an incumbency certificate, dated the Closing Date, signed by a duly authorized officer of the Borrower, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of the Borrower, each of the Loan Documents to which it is or is to become a party; (b) to make Loan Requests, Continuation Requests and to apply for Letters of Credit; and (c) to give notices and to take other action on its behalf under the Loan Documents.

     Section 8.6. Good Standing  Certificates.  The  Administrative  Agent shall
                  ---- --------  ------------
have received, with a copy for each Bank, a certificate from the Secretary of State, or other appropriate authority of such jurisdiction, evidencing the good standing of the Borrower in the jurisdiction of its incorporation and each jurisdiction in which a failure to so qualify could have a materially adverse effect on the business, operations, property or financial or other condition of the Borrower.

     Section  8.7.  Payment  of Fees.  The  Borrower  shall have paid (a) to the
                    -------  -- ----
Agents all fees which the Borrower is obligated to pay on the Closing Date pursuant to the fee letters executed by the Borrower and the Agents in connection with this Credit Agreement and (b) to the Administrative Agent's Special Counsel all invoiced amounts which the Borrower is obligated to pay pursuant to section 12(c).

     Section 9. CONDITIONS TO ALL BORROWINGS. The obligation of any Bank to make
                ---------- -- --- ----------
any Loan, and of the Administrative Agent to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

     Section  9.1.  Representations  True;  No  Event  of  Default.  Each of the
                    ---------------  ----   --  -----  --  -------
representations  and  warranties  of  the  Borrower  contained  in  this  Credit
Agreement or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of the Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing. The Administrative Agent shall have received a certificate of the Borrower signed by an authorized officer of the Borrower to such effect.

     Section 9.2. No Legal Impediment.  No change shall have occurred in any law
                  -- ----- ----------
or regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make the Loans or to participate in the issuance, extension or renewal of any Letter of Credit or in the reasonable opinion of the Administrative Agent would make it illegal for the Administrative Agent to issue, extend or renew any Letter of Credit.

     Section 9.3.  Governmental  Regulation.  Each Bank shall have received such
                   ------------  ----------
statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

     Section 9.4. Proceedings and Documents.  All proceedings in connection with
                  ----------- --- ---------
the transactions contemplated by this Credit Agreement and all documents incident thereto shall be satisfactory in substance and in form to the Banks and to the Administrative Agent's Special Counsel, and the Banks and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Banks may reasonably request.

     Section 10. EVENTS OF DEFAULT; ACCELERATION. If any of the following events
                 ------ -- -------  ------------
("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

     (a) the Borrower shall fail to pay any principal of the Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

     (b) the Borrower shall fail to pay any interest on the Loans, any Letter of Credit Fee, the ST Facility Fee, the MT Facility Fee, the Utilization Fee or other sums due hereunder or under any of the other Loan Documents, on or prior to the second day immediately succeeding the day on which the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

     (c) the Borrower or any Subsidiary of the Borrower shall fail to comply with any of its covenants contained in section 5.9, 5.10, 5.12, 5.15 through 5.17, inclusive, section 6 or section 7;

     (d) the Borrower fails to perform any term, covenant or agreement contained in section 5.4 for five (5) days after written notice of such failure has been given to the Borrower by the Administrative Agent or the Borrower shall fail to perform any other term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this section 10) for thirty (30) days after written notice of such failure has been given to the Borrower by the Administrative Agent or, if such performance is not possible within such thirty (30) day period, the Borrower shall fail to undertake such performance within such thirty (30) day period and thereafter to diligently and in good faith pursue the completion of such performance;

     (e) any representation or warranty of the Borrower or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made;

     (f) the Borrower or any of its Subsidiaries shall (i) fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money in an aggregate amount equal to or greater than 2% of the Consolidated Capitalization of the Borrower or (ii) fail to observe or perform any term, covenant or agreement relating to or contained in any instrument or agreement evidencing or securing any obligation for borrowed money which results in the acceleration (whether by declaration or automatically) of such indebtedness in an aggregate amount equal to or greater than 2% of the Consolidated Capitalization of the Borrower;

     (g) the Borrower or any of its Material Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or any of its Material Subsidiaries or of any substantial part of the assets of the Borrower or any of its Material Subsidiaries or shall commence any case or other proceeding relating to the Borrower or any of its Material Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or any of its Material Subsidiaries and the Borrower or any of its Material Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein;

     (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower or any of its Material Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Borrower or any Material Subsidiary of the Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted; or

     (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive, any final judgment against the Borrower or any of its

Subsidiaries that, with other outstanding final judgments, undischarged and not covered by insurance, against such Person(s) exceeds in the aggregate five (5) percent of the Consolidated Net Worth of the Borrower;

then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Notes, the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default specified in section 10(g) or section 10(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Administrative Agent or any Bank.

     If any one or more of the Events of Default  specified in section  10(g) or section 10(h) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Banks shall be relieved of all obligations to make Loans hereunder and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, the Administrative Agent, upon the request of the Majority Banks, shall, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Loans and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any such notice is given to the Borrower, the Administrative Agent will forthwith furnish a copy thereof to each of the Banks. No termination of the credit hereunder shall relieve the Borrower of any of the Obligations or any of its existing obligations to the Banks arising under other agreements or instruments.

     Section 11. THE AGENTS.
                 --- ------
     Section 11.1. Authorization. The Administrative Agent is authorized to take
                   -------------
such action on behalf of each of the Banks and to exercise all such powers as are hereunder and in related documents delegated to the Administrative Agent, together with such powers as are reasonably incident thereto; provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Administrative Agent. The relationship among the Agents, on the one hand, and the Banks, on the other hand, shall be that of agent and principal only and nothing contained in this Credit Agreement or any of the related documents shall be construed to constitute the Agents as trustees of the Banks.

     Section 11.2.  Employees and Agents. The Administrative  Agent may exercise
                    --------- --- ------
its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Administrative Agent may utilize the services of such Persons as the Administrative Agent in its sole discretion may reasonably determine, and upon the occurrence and during the continuation of a Default or an Event of Default, all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

     Section 11.3. No Liability.  None of the Agents nor any of their respective
                   -- ---------
shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agents or such other Person, as the case may be, may be liable for losses due to its own willful misconduct or gross negligence.

     Section 11.4. No  Representations.  The Agents shall not be responsible for
                   --  ---------------
the execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes. The Agents shall not be bound to ascertain whether any notice, consent, waiver or request delivered to them by the Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agents have not made nor do they now make any representations or warranties, express or implied, nor do they assume any liability to the Banks, with respect to the credit worthiness or financial conditions of the Borrower or any of its Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon the Agents or the other Banks, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

     Section 11.5.  Payments.  If in the opinion of the Administrative Agent the
                    --------
distribution of any amount received by it in such capacity hereunder or under the Notes might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court. With respect to Obligations, a payment to the Administrative Agent shall be deemed to be a payment to each Bank of its pro rata share of such payment.

     Section 11.6. Holders of Notes. The Administrative Agent may deem and treat
                   ------- -- -----
the payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder.

     Section 11.7.  Indemnity.  The Banks jointly and severally  agree hereby to
                    ---------
indemnify and hold harmless the Agents from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agents have not been reimbursed by the Borrower as required by section 12 or section 13), and liabilities of every nature and character arising out of or related to this Credit Agreement or the Notes or the transactions contemplated or evidenced hereby or thereby, or the Agents' actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by such Agent's own willful misconduct or gross negligence.

     Section  11.8.  Agents as Banks.  In their  individual  capacities,  Fleet,
                     ------ -- -----
LaSalle Bank National Association and Toronto Dominion (Texas), Inc. shall have the same obligations and the same rights, powers and privileges in respect to its ST Commitments and MT Commitments and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also an Agent or an Affiliate of an Agent.

     Section  11.9.  Resignation.  Any  Agent  may  resign at any time by giving
                     -----------
ninety (90) days'
prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Majority Banks shall have the right to appoint another Bank or any other financial institution as the successor Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor, if other than a Bank, shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, as the case may be. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Credit Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     Section  11.10.  Documentation  Agent and  Syndication  Agent.  Neither the
                      -------------  ----- ---  -----------  -----
Documentation Agent nor the Syndication Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such.

     Section 12. EXPENSES. The Borrower agrees to pay (a) the reasonable cost of
                 --------
producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Administrative Agent or the Banks (other than taxes based upon the Administrative Agent's or any Bank's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrower hereby agreeing to indemnify the Banks with respect thereto), (c) the reasonable fees, expenses and disbursements of the Administrative Agent's Special Counsel or any local counsel to the Administrative Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder regardless of whether any such transaction is consummated, (d) the fees, expenses and disbursements of the Administrative Agent incurred by the Administrative Agent in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder and amendments, modifications, approvals, consents or waivers hereto or hereunder, regardless of whether any such transaction is consummated, and (e) all reasonable out-of-pocket expenses (including reasonable attorneys' (which attorneys may be, but shall not be required to be, employees of any Bank or the Administrative Agent) fees and costs) incurred by any Bank or the Administrative Agent in connection with (i) the enforcement of any of the Loan Documents against the Borrower or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default, (ii) any so-called "work-out" of the Obligations and (iii) any litigation, proceeding or dispute whether arising hereunder or otherwise in connection with the transactions contemplated hereby or under the other Loan Documents, in any way related to any Bank's or the Administrative Agent's relationship with the Borrower or any of its Subsidiaries. The covenants of this section 12 shall survive payment or satisfaction of payment of amounts owing under or with respect to the Loan Documents.

     Section 13.  INDEMNIFICATION.  The Borrower  agrees to  indemnify  and hold
                  ---------------
harmless the Administrative Agent and the Banks from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions evidenced hereby unless any such claims, actions or suits arise out of the Administrative Agent's or the Banks' intentional misconduct or gross negligence. In litigation, or the preparation therefor, the Banks and the Administrative Agent shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this section 13 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants of this section 13 shall survive payment or satisfaction of payment of amounts owing under or with respect to the Loan Documents.

     Section  14.  SURVIVAL  OF  COVENANTS,  ETC.  All  covenants,   agreements,
                   --------  --  ---------   ---
representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower pursuant hereto shall be deemed to have been relied upon by the Banks and the Administrative Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Obligation remains outstanding or any Bank has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letter of Credit. All statements contained in any certificate or other paper delivered to any Bank or the Administrative Agent at any time by or on behalf of the Borrower pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower hereunder.

     Section 15. ASSIGNMENT AND PARTICIPATION.
                 ---------- --- -------------
     Section 15.1. Conditions to Assignment by Banks. Except as provided herein,
                   ---------- -- ---------- -- -----
each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its ST Commitment Percentage and ST Commitment and the same portion of the ST Loans at the time owing to it, all or a portion of its MT Commitment Percentage and MT Commitment and the same portion of the MT Loans at the time owing to it, the Notes held by it and its participation interest in the risk relating to any Letters of Credit); provided that (a) the Administrative Agent and the Borrower (unless such assignment is (i) to any Federal Reserve Bank or
(ii) from the Administrative Agent to an affiliate of an Administrative Agent) shall have given its prior written consent to such assignment, which consent will not be unreasonably withheld, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Credit Agreement, (c) each Bank shall have an aggregate ST Commitment plus MT Commitment that is at least $5,000,000 and (d) the parties to such assignment shall execute and deliver to the Administrative Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit E hereto (an "Assignment and Acceptance"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder,
(ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Administrative Agent of the registration fee referred to in section 15.3, be released from its obligations  under this Credit  Agreement and
(iii) Schedule 1.1(a) shall be deemed to be automatically amended to reflect the change in the Banks and each Bank's ST Commitment, MT Commitment, ST Commitment Percentage and MT Commitment Percentage resulting from such Assignment and Acceptance.

     Section  15.2.  Certain   Representations   and  Warranties;   Limitations;
                     -------   ---------------   ---  ----------    -----------
Covenants. By executing and delivering an Assignment and Acceptance, the parties
---------
to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage; (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in section 4.4 and section 5.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (d) such assignee will, independently and without reliance upon the assigning Bank, the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement; (e) such assignee represents and warrants that it is an Eligible Assignee; (f) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Bank; (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and (i) such assignee acknowledges that it has made arrangements with the assigning Bank satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

     Section 15.3.  Register.  The Administrative Agent shall maintain a copy of
                    --------
each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the ST Commitment Percentage and MT Commitment Percentage of, and principal amount of the Loans owing to and Letter of Credit Participations purchased by, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Administrative Agent a registration fee in the sum of $3,500.

     Section 15.4.  New Notes.  Upon its receipt of an Assignment and Acceptance
                    --- -----
executed by the parties to such assignment, together with each Note subject to such assignment, the Administrative Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. Upon the request of any Bank, the Borrower shall within five (5) days of the issuance of any new Notes pursuant to this section 15.4, at the requesting Bank's expense, deliver an opinion of counsel, addressed to the Banks and the Agents, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Banks. The surrendered Notes shall be cancelled and returned to the Borrower.

     Section 15.5.  Participations.  Each Bank may sell participations to one or
                    --------------
more banks or other entities in all or a portion of such Bank's rights and obligations under this Credit Agreement and the other Loan Documents; provided that (a) each such participation shall be in an amount of not less than $5,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower and (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the ST Commitment or MT Commitment of such Bank as it relates to such participant, reduce the amount of any ST Facility Fees, MT Facility Fees, Utilization Fee or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

     Section  15.6.  Disclosure.   The  Borrower  agrees  that  in  addition  to
                     ----------
disclosures made in accordance with standard and customary banking practices, any Bank may in accordance with the terms of section 25 hereof disclose information obtained by such Bank pursuant to this Credit Agreement, other than the projections delivered to the Agents referenced in section 4.4(b), to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or participants shall agree (a) to treat in confidence such information unless such information otherwise becomes public knowledge, (b) not to disclose such information to a third party, except as required by law or legal process and (c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

     Section 15.7. Assignee or Participant  Affiliated with the Borrower. If any
                   -------- -- -----------  ---------- ---- --- --------
assignee Bank is an Affiliate of the Borrower, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Loan
Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to section 10, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to such assignee Bank's interest in any of the Loans or Reimbursement Obligations. If any Bank sells a participating interest in any of the Loans or Reimbursement Obligations to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Bank shall promptly notify the Administrative Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to section 10 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Loans or Reimbursement Obligations to the extent of such participation.

     Section 15.8. Miscellaneous Assignment Provisions. Any assigning Bank shall
                   ------------- ---------- ----------
retain its rights to be indemnified pursuant to section 12 and section 13 with respect to any claims or actions arising prior to the date of such assignment. Any assignee Bank that is not incorporated or organized under the laws of the United States of America or any state thereof, shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI or successor applicable form, as the case may be, certifying in each case that such Bank is entitled to receive payments under this Credit Agreement or any of the other Loan Documents payable to it, without deduction or withholding of any United States federal income taxes. Anything contained in this section 15 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under section 4 of the Federal Reserve Act, 12 U.S.C. section 341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

     Section  15.9.  Assignment  by Borrower.  The Borrower  shall not assign or
                     ----------  -- --------
transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of the Administrative Agent and each of the Banks.

     Section 16. NOTICES,  ETC. Except as otherwise  expressly  provided in this
                 -------   ---
Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, or sent by telegraph, telecopy, telefax or telex and confirmed by delivery via courier or postal service, addressed as follows:

     (a) if to the Borrower, at 30 North LaSalle Street, Chicago, Illinois 60602, Attention: Corporate Treasurer, (with a copy to Michael G. Hron, Sidley Austin Brown & Wood, Bank One Plaza, 10 South Dearborn Street, Chicago, Illinois 60603 and a copy to Gregory Wilkinson, Secretary of the Borrower at 8401 Greenway, Middleton, Wisconsin 53562-3539), or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice;

     (b) if to the Administrative Agent or Fleet, at the address set forth for Fleet on Schedule 1.1(a) hereto or such other address for notice as Fleet shall last have furnished in writing to the Person giving the notice;

     (c) if to any other Agent or any other Bank, at the address set forth for such Agent or Bank in Schedule 1.1(a) hereto or such other address for notice as such Agent or such Bank shall have last furnished in writing to the Person giving the notice.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if telecopied, or delivered by hand to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer and (ii) if sent by registered or certified first-class mail, postage prepaid, three days after the date mailed.

     Section 17. GOVERNING LAW. THIS CREDIT AGREEMENT AND EACH OF THE OTHER LOAN
                 --------- ---
DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW OTHER THAN GENERAL OBLIGATIONS LAW section 5-1401). THE BORROWER CONSENTS TO THE JURISDICTION IN ANY OF THE FEDERAL OR STATE COURTS LOCATED IN THE STATE OF NEW YORK IN CONNECTION WITH ANY SUIT TO ENFORCE THE RIGHTS OF THE BANKS AND THE AGENT UNDER THIS CREDIT AGREEMENT OR ANY OF

THE OTHER LOAN DOCUMENTS.

     Section  18.  HEADINGS.  The  captions  in this  Credit  Agreement  are for
                   --------
convenience of reference only and shall not define or limit the provisions hereof.

     Section 19.  COUNTERPARTS.  This Credit  Agreement and any amendment hereof
                  ------------
may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     Section  20.  ENTIRE  AGREEMENT,  ETC.  The Loan  Documents  and any  other
                   ------  ---------   ---
documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in section 22.

     Section 21. WAIVER OF JURY TRIAL. The Borrower hereby waives its right to a
                 ------ -- ---- -----
jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of such rights and obligations. The Borrower (a) certifies that no representative, agent or attorney of any Bank or the Administrative Agent has represented, expressly or otherwise, that such Bank or the Administrative Agent would not, in the event of litigation seek to enforce the foregoing waivers and (b) acknowledges that it has been induced to enter into this Credit Agreement and the other Loan Documents by, among other things, the mutual waivers and certifications contained herein.

     Section  22.  CONSENTS,  AMENDMENTS,  WAIVERS,  ETC.  Except  as  otherwise
                   --------   ----------   -------   ---
expressly provided in this Credit Agreement, any consent or approval required or permitted by this Credit Agreement to be given by the Banks may be given, and any term of this Credit Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any terms of this Credit Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Majority Banks. Notwithstanding the foregoing, no amendment, modification or waiver shall:

     (a) without the written consent of the Borrower and each Bank directly affected thereby:

               (i) reduce or forgive the principal amount of any Loans or Reimbursement Obligations, or reduce the rate of interest on the Notes or the amount of the ST Facility Fee, the MT Facility Fee, the Utilization Fee or Letter of Credit Fees (other than interest accruing pursuant to section 3.11 following the effective date of any waiver by the Majority Banks of the Default or Event of Default relating thereto);

               (ii) increase the amount of such Bank's ST Commitment or MT Commitment, or extend the expiration date of such Bank's ST Commitment or MT Commitment; and

               (iii) postpone or extend the ST Maturity Date or the MT Maturity Date or any other regularly scheduled dates for payments of principal of, or interest on, the Loans or Reimbursement Obligations or any fees or other amounts payable to such Bank (it being understood that (A) a waiver of the application of the default rate of interest pursuant to section 3.11, and (B) any vote to rescind any acceleration made pursuant to section 10 of amounts owing with respect to the Loans and other Obligations shall require only the approval of the Majority Banks);

     (b) without the  written  consent of all of the Banks,  amend or waive this section 22 or the definition of Majority Banks;

     (c) without the written consent of the Administrative Agent, amend or waive section 2.5(c), section 2.9, the amount or time of payment of Letter of Credit Fees payable for the Administrative Agent's account or any other provision applicable to the Administrative Agent; and

     (d) without the written consent of the Agents, amend or waive section 11.

No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of any Bank or the Administrative Agent in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

     Section  23.  FCC  APPROVAL.   Notwithstanding  anything  to  the  contrary
                   ---  --------
contained in this Credit Agreement or in the other Loan Documents, neither the Administrative Agent nor any Bank will take any action pursuant to this Agreement or any of the other Loan Documents, which would constitute or result in a change in control of the Borrower or any of its Subsidiaries requiring the prior approval of the FCC without first obtaining such prior approval of the FCC. After the occurrence of an Event of Default, the Borrower shall take or cause to be taken any action which the Agents may reasonably request in order to obtain from the FCC such approval as may be necessary to enable the Agents to exercise and enjoy the full rights and benefits granted to the Administrative Agent, for the benefit of the Banks by this Credit Agreement or any of the other Loan Documents, including, at the Borrower's cost and expense, the use of the Borrower's best efforts to assist in obtaining such approval for any action or transaction contemplated by this Credit Agreement or any of the other Loan Documents for which such approval is required by law.

     Section 24.  SEVERABILITY.  The  provisions  of this Credit  Agreement  are
                  ------------
severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

     Section 25. CONFIDENTIALITY. Each of the Banks and the Administrative Agent
                 ---------------
agrees to keep any non-public information delivered or made available to it pursuant to this Credit Agreement or any other Loan Document confidential from any Person other than officers, employees, agents, accountants, professional advisors, counsel, designees or representatives of such Bank or the Administrative Agent who are or are expected to become engaged in evaluating, approving, structuring or administering this Credit Agreement or any of the other Loan Documents; provided, that, nothing herein shall prevent the Administrative Agent or any Bank from disclosing such information (i) ,other than the projections delivered to the Agents referenced in section 4.4(b), to any assignee or participant that has agreed in writing to comply with the confidentiality provision of this section 25 in connection with the contemplated assignment or participation, (ii) to any of its Affiliates to the extent any such Affiliates require such information in the ordinary course of the Administrative Agent's or such Bank's credit committee or asset management procedures, or (iii) as required or requested by any governmental authority or representative thereof or pursuant to subpoena or other legal process, by virtue of any other law, regulation, order, or interpretation, or as required in connection with the exercise or any remedy under this Credit Agreement or any of the other Loan Documents.

     IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement under seal as of the date first set forth above.


                             TELEPHONE AND DATA SYSTEMS, INC.


                                       /s/ Sandra L. Helton
                             By:------------------------------------------------
                                    Name: Sandra L. Helton
                                    Title: Executive Vice President and CFO

                                       /s/ Peter L. Sereda
                             By:------------------------------------------------
                                    Name: Peter L. Sereda
                                    Title: Vice President and Treasurer


                             FLEET NATIONAL BANK, individually and
                              as Administrative Agent


                                       /s/ Ellery (Tim) Willard
                             By:------------------------------------------------
                                    Name: Ellery (Tim) Willard
                                    Title: Vice President


                             LASALLE BANK NATIONAL ASSOCIATION, individually and
                              as Documentation Agent


                                       /s/ Jeffery B. Michalczyk
                             By:------------------------------------------------
                                    Name: Jeffery B. Michalczyk
                                    Title: Commercial Banking Officer

                             TORONTO DOMINION (TEXAS), INC.,
                              individually


                                       /s/ Debbie A. Greene
                             By:------------------------------------------------
                                    Name: Debbie A. Greene
                                    Title: Vice President


                             TD SECURITIES (USA) INC.,
                              as Syndication Agent


                                       /s/ Thomas Hall
                             By:------------------------------------------------
                                    Name: Thomas Hall
                                    Title: Associate